                                                                  Exhibit 10.51


                                                                 EXECUTION COPY

                          TRANSPONDER SERVICE AGREEMENT


         This Agreement (the "Agreement") is entered into this 5th day of March, 1998 (the "Execution Date"), by and between PanAmSat International Systems, Inc., a Delaware corporation formerly known as PanAmSat Corporation ("PanAmSat") and Sky Multi-Country Partners, a Delaware partnership, previously referenced as Multi-Country Partners GP ("Customer"). This Agreement covers the provision of twenty-four hour fixed term non-preemptible satellite signal reception and retransmission service (the "Service") by PanAmSat to Customer from Ku-band transponders. As more particularly described in Article 2 below, the Service has been (pursuant to the "Letter Agreement," as defined below) and shall be provided, during specified periods from various combinations of eight (8) Transponders, four (4) in the SSA Beam and four (4) in the NSA Beam, each as identified in Appendix C, of that certain Atlantic Ocean Region Satellite referred to by the parties as PAS-3, aka PAS-3R ("PAS-3") that was constructed by Hughes Space and Communications Company, formerly a division of Hughes Aircraft Company ("Hughes"), launched, and placed into commercial service on February 20, 1996; twenty-four (24) Transponders, twelve (12) in the NTSC Beam and twelve (12) in the Argentina Beam of that certain Atlantic Ocean Region Satellite referred to by the parties as PAS-6 ("PAS-6") that was constructed by Space Systems/Loral, Inc. ("Loral") launched, and placed into commercial operation on September 19, 1997; and sixteen (16) Transponders in the Latin Beam of that certain Atlantic Ocean Region Satellite referred to by the parties as PAS-6B ("PAS-6B"). PAS-6B is now under construction by Hughes. The Transponders used to provide Customer with Service are referred in this Agreement as the "Service Transponders." The Service Transponders are more particularly identified in Appendix A and each satellite (generally referred to as a "Satellite") is described in Appendix B (one for each Satellite) of this Agreement. References in this Agreement to the "Primary Satellite" means PAS-6 before the PAS-6B "Service Date" (under and as defined in this Agreement) and PAS-6B on and after the PAS-6B Service Date under this Agreement. For the avoidance of doubt, if there is never a PAS-6B Service Date or if there is one, but it is negated under the provisions of Section 2.2(f) ("Condition Subsequent to PAS-6B Service Date") below, the Primary Satellite shall remain PAS-6. The Service shall be supplied by PanAmSat in outerspace. The transponders on each Satellite and the beams in which these transponders are grouped are referred to as "Transponder(s)" and the "Beam(s)," respectively.

         This Agreement implements that certain letter agreement dated February 29, 1996, by and among PanAmSat, The News Corporation Limited ("News"), Globo Comunicacoes e Participacoes ("Globo") and Grupo Televisa, S.A. ("Televisa") (the "Letter Agreement"). For the avoidance of doubt, the parties acknowledge and agree that the combination of this Agreement and that certain "Second Amended and Restated Transponder Purchase and Sale Agreement," by and between PanAmSat and NetSat Servicos Ltda., a Brazilian limited liability quota company ("NetSat") dated the same day as this Agreement (the "Brazil Agreement") supersedes the Letter Agreement as to PAS-3 and PAS-6 and the rights and obligations of the parties relative thereto, but that the rights and obligations of the parties to the Letter Agreement relative to PAS-5 are unaffected and remain binding. Further, the parties acknowledge and agree that the negotiation of this Agreement and the Brazil Agreement have responded to special circumstances regarding the power constraints of PAS-6 that are not relevant to PAS-5 and that it is neither anticipated nor required that the rights and obligations of the parties to the Letter Agreement vis-a-vis PAS-5 (said rights and obligations, as the same may now or in the future be amended or documented, are referred to herein as the "Mexico Agreement" and references to the customer thereunder are referred to herein as the "Mexico Platform") will reflect this Agreement or the Brazil Agreement. References in this Agreement to NetSat also refers to any permitted assignees of its rights under the Brazil Agreement. For the avoidance of doubt, any PAS-3 Transponder that may be made available by Televisa to Customer under separate sublease arrangement shall not constitute a Service Transponder hereunder.

                                    AGREEMENT

         In consideration of the foregoing and of the mutual promises set forth below, PanAmSat and Customer mutually agree as follows:

ARTICLE 1.  PROVISION OF SERVICE, COVENANTS ON USE.

         1.1 The Service. PanAmSat agrees to provide, and Customer agrees to accept, the Service. Except as otherwise specifically permitted under this Agreement, PanAmSat shall not preempt or interrupt Customer's use of the Service. In no event shall these exceptions be construed so as to permit PanAmSat to preempt Customer's use of the Service so as to allow PanAmSat to use the Service Transponders to provide Transponder capacity for itself or for another customer.

1.2      Intentionally deleted.

         1.3 Beam Switching on PAS-3. Certain of the Customer's Transponders on PAS-3 are designed to be capable of operation from different uplink Beams. The current configuration of the NSA Beam Transponders from which Service is provided to Customer in [*******] (as defined below) of this Agreement and [*****************************************************] the planned configuration of the SSA Transponder [**********************************] is
shown in Appendix A. Upon Customer's written request, subject to PanAmSat's consent not to be unreasonably withheld, including, without limitation, for reasons of actual or potential interference to existing satellites, satellites that are under construction and/or notified or subject to other application to the FCC or the ITU, or use by other customers, PanAmSat will, if required, but not to be on a frequent basis, make additional changes to the uplink Beam of these switchable Transponders; provided as follows: (a) if the change cannot be accomplished using reasonable engineering standards, this Agreement shall continue to operate with the Service Transponders' in their then-existing configuration, as if the request for a change had not been made; (b) if Customer requested the change in order to replace Service from a Service Transponder to be uplinked from a location which was lost because of a failure of another Service Transponder to meet the Service Specifications, in circumstances in which such other Service Transponder could not be restored with "Spare Equipment" or "Substitute Capacity," as defined in Section 5.3, PanAmSat shall bear the risk of loss if the Service Transponder(s) is damaged or made unusable as a result of attempting to make the change (i.e., if the Service Specifications for such Transponder can no longer be met, the provisions of this Agreement that apply to a failure of a Service Transponder on a Confirmed Basis shall apply); and (c) except as provided in the preceding clause (b), Customer shall accept the risk of loss if a Service Transponder(s) is damaged or made unusable as a result of attempting to make the switch (i.e., the Service Transponder shall not be deemed to have failed on a Confirmed Basis).

         1.3A Beam Switching on PAS-6B. Certain of the Customer's Transponders on PAS-6B may be capable of operation in the Brazil downlink Beam. Upon Customer's written request, subject to PanAmSat's consent not to be unreasonably withheld, including, without limitation, for reasons of actual or potential interference to existing satellites, satellites that are under construction and/or notified or subject to other application to the FCC or the ITU, or use by other


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

customers, PanAmSat will, if required, but not to be on a frequent basis, change the downlink Beam of such switchable Transponders (if any) to the Brazil Beam; provided as follows: (a) if the change cannot be accomplished using reasonable engineering standards, this Agreement shall continue to operate with the Customer's Transponders in their then-existing configuration, as if the request for a change had not been made; (b) Customer shall accept the risk of loss if the Customer's Transponder(s) is damaged or made unusable as a result of attempting to make the switch (i.e., the Customer's Transponder shall not be deemed to have failed on a Confirmed Basis); (c) the Transponder(s) being switched shall continue to count toward Customer's Minimum Complement; (d) for purposes of [**************************] hereunder, any switched Transponder during the period of its switch shall be treated as a "Non-DTH Transponder" (as defined below); and (e) [*********] must consent to such switch.

         1.4 Covenants on Use. Customer acknowledges and agrees that the provision of Service that is the subject of this Agreement is being made in consideration, among other things, of Customer's agreement and promise to use the Service for particular purposes. In this regard, Customer agrees as follows:

                  (a) DTH Service. Except as otherwise provided herein, the Service shall be used to meet the satellite transmission requirements of Customer's direct to home service, which for purposes of this Agreement, except for the specific purposes of Section 1.8, means video and audio programming that is provided on a pay or subscription basis, together with associated audio and data signals (e.g., authorization codes) and any other direct broadcast or interactive or multimedia service (including, without limitation, internet access and video games) and that is intended for direct reception (or by means of SMATV) by, and is made available primarily to, end user recipients in the home or business via "Ku-band" satellite transponders in the "Territory" ("DTH Service"). Other uses of the Service shall be permitted to the extent provided under this Section 1.4 and Sections 1.6, and 1.7 below. References in this Agreement to Customer's "transmissions" and, except where specifically limited to "video," references to Customer's "programming" shall be deemed to include all permitted video and non-video applications. As used in this Agreement, the "Territory" means predominately Spanish speaking countries of South America and Central America except for the following: the Dominican Republic, Costa Rica, Cuba, Guatemala, Nicaragua, Honduras, El Salvador, Panama, Puerto Rico, and other islands in the Caribbean that are located in whole or in part


[***] Filed separately with the Commission pursuant to a request for confidential treatment.


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

north of 12(degree) North Latitude. The foregoing notwithstanding, if this Agreement is terminated as to both the PAS-6 NTSC Beam and the PAS-6B Satellite in its entirety, the "Territory" shall be limited to Chile, Argentina, Uruguay and Paraguay (the "Southern Part of the Continent") and if this Agreement is terminated on the Argentina Beam of PAS-6 and the PAS-6B Satellite in its entirety, the Territory shall cease to include said Southern Part of the Continent, the remaining Territory being referred to herein as the "Northern Part of the Continent." As used in this Agreement, "Ku-band" means the frequency band between 10.7 and 17.8 GHz, excluding minor overlaps of other bands to the extent generally recognized as falling outside the "Ku-band" designation and also excluding authorizations that may be granted (on a general applicability basis) for minor portions of the band solely for use in connection with frequencies located outside of the band.

                  (b) Customer's DTH Service. As used in this Agreement, the reference to "Customer's DTH Service" shall be deemed to include any DTH Service that is owned, operated or managed by Customer or any entity that is directly or indirectly "Controlled" by a combination of one or more of the "Approved Participating Companies" that also, directly or indirectly, Control the Customer. The Approved Participating Companies mean any one or more of the following companies that directly or indirectly has an equity holding, investment, or other economic interest in the Customer: News, Televisa, Globo, Tele-Communications International, Inc. ("TINTA"), and/or any of the "Approved Companies" that are identified in Appendix I. News, Televisa, and Globo are also referred to herein as the "Founding Partners." In addition, TINTA may elect, pursuant to Section 18.4 hereof, on notice to PanAmSat to be given no later than the date that is sixty (60) days after the Execution Date, to be deemed a Founding Partner. At Customer's request, the list of Approved Companies may be expanded, subject to PanAmSat's prior written consent, not to be unreasonably withheld, conditioned, or delayed; provided that, in appropriate circumstances, PanAmSat may limit its consent to the involvement of an Approved Company: (i) so that Control of Customer is retained by other Approved Participating Companies,
(ii) to exclude separate programming rights under Section 1.4(c) below, and/or
(iii) to exclude rights to be an assignee under Section 10.5 of this Agreement. PanAmSat shall make all decisions required under this paragraph in good faith based upon the financial qualifications and programming practices (i.e., with respect to considerations identified in Section 10.5 below) of a proposed Approved Company. For purposes of this Agreement,

"Control" means voting control over ordinary business activities (positive or negative) that may be exercised directly or indirectly. As a condition for their interest in Customer and participation in Customer's DTH Service, Customer shall require each of the Approved Participating Companies to agree to and to comply with the terms and conditions of the Agreement as they relate to them and shall make PanAmSat a third party beneficiary entitled to enforce such provisions directly against the Approved Participating Companies. It is understood that Customer's DTH Service may carry programming provided to it by third parties.

                  Customer may permit video programming signals (with associated audio and data signals) that are owned by one of the Founding Partners or their "Affiliates" and that are being carried on the same Service Transponder as part of Customer's DTH Service also to be received (the same feed), on an ancillary basis, by cable head ends, SMATV, MMDS and other facilities that may be developed for the distribution of video programming ("Non-DTH Outlets"), provided as follows: [******************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
*************************************************************] The foregoing notwithstanding, [**************************************************
********************************************] in their separate and unrelated capacity as video programming channel providers that neither Customer nor any other entity that provides Customer's DTH Service nor their agents or distributors [******************************************************************
*******************************************************************************]
As used in this Agreement, "Affiliate" means, with respect to any entity (which for this purpose does not include natural persons), any entity directly or indirectly, through one or more intermediaries, Controlling, Controlled by, or under common Control with such entity. For purposes of this paragraph, "Affiliates" of the Founding Partners shall also be deemed to include (except for purposes of making determinations under clause (iii) that follows) entities in which all of the following are the case: (i) a Founding Partner individually owns, directly or indirectly, at least 25% of the equity of the entity; (ii) the Founding Partner has a board seat or comparable management participation in the entity; and (iii) if the entity or its Affiliates has ever entered into


[***]     Filed separately with the Commission pursuant to a request for
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                                       6
a satellite transponder transaction with PanAmSat, the Founding Partner has had liability exposure to PanAmSat thereunder, either as a general partner of the entity or as guarantor (in whole or in part) of the entity's obligations to PanAmSat.

                  (c) Non-DTH Use. Customer, each Founding Partner (as long as it directly or indirectly, owns or has an investment or economic interest in Customer or in Customer's DTH Service), each Approved Participating Company that (subject to Section 18.4 as to TINTA) has a minimum 10% voting equity in the Customer, and each entity that is an Affiliate of any of the foregoing entities is referred to herein as a "Customer Company." To the extent that the capacity provided by the Service Transponders exceeds the requirements of the Customer Companies for the satellite transmission of DTH Service in the Territory (as they reasonably determine) and the Customer Companies are not using other Ku-band satellite capacity in lieu of the Service Transponders, to meet such requirements for the Territory, the Customer Companies may use the Service Transponders for their own needs with respect to the transmission of video, audio, data and teletext signals and any other electronic information, including (without limitation) interactive video applications, however transmitted, whether in the form of data, teletext or packets. Subject to the following sentence and the specific exception stated in the second grammatical paragraph in Section 1.4(b) above, [******************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
*****************************************] provided that, it is acknowledged and agreed that during "Phase 1" (as defined below) Customer and the Customer Companies were permitted to use capacity on PAS-3 for satellite newsgathering purposes, under the [***********************************************************
********************************************************************************
*********] A Non-DTH Transponder, once used primarily for Customer's DTH Service, shall cease to be deemed a Non-DTH Transponder, but may again become a Non-DTH Transponder if its use reverts primarily to non-DTH use.


[***]     Filed separately with the Commission pursuant to a request for
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

                  (d) Use by Others. In any circumstances in which Customer is permitted herein to allow the Service Transponders to be used by other Customer Companies, or in circumstances in which Customer's DTH Service may carry programming services provided to it by others, Customer shall remain ultimately responsible to PanAmSat for all such use. In such circumstances, Customer's responsibilities to PanAmSat with respect to Customer's use of Service Transponders, Customer's transmissions to the Satellite(s), Customer's programming and the responsibilities of Customer to PanAmSat for other activities hereunder shall be read to include the use, transmissions, programming, and activities of any such other entity. Customer shall also be responsible to PanAmSat for [****************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
****************]

                  (e) International PSN Restriction. In no event may the Service Transponders (except to the extent that they are remarketed by PanAmSat, as provided below) be used for switched public international telecommunications services.

                  (f) Intent of Third Party Use. Customer acknowledges and agrees that it is the parties' intent, in allowing the carriage of programming services provided by others, to further Customer's ability to develop the DTH market, but not to allow Customer to resell or otherwise make the Service Transponder(s)


[***] Filed separately with the Commission pursuant to a request for confidential treatment.


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

available to others at a profit solely on the capacity itself, and that Customer shall not, through the permission granted or through any other agreement or arrangement, enter into any agreement to, or use the Customer Transponder(s) in any way that would, materially conflict with this intent.

         1.5 Transmission Plan for Transponders. Customer's transmissions to the Satellite(s) (which may be performed by one or more third party uplink providers, as provided in Section 4.2 below) shall conform to digital transmission plans to be submitted by Customer to PanAmSat and that shall be subject to PanAmSat's prior written approval. The transmission plan shall include such information as called for in the form of transmission plan that is attached hereto as Appendix M and such other technical information as PanAmSat may require in its reasonable engineering judgment to manage the operation of its satellites. Customer shall be permitted to modify these transmission plans from time to time, subject to PanAmSat's prior written approval. PanAmSat shall not unreasonably withhold its approval of a transmission plan or modification to such a plan, which approval shall be based solely upon the considerations identified in Section 4.1 below. PanAmSat makes no representation, warranty, or covenant regarding the efficacy of the use of any number of carriers or other alternative uses of capacity provided under this Agreement. If not otherwise provided by PanAmSat pursuant to separate agreement, Customer will provide PanAmSat, at no cost to PanAmSat, with equipment necessary to decode its signals. It is understood that, in some circumstances, PanAmSat may provide uplink services to Customer, in which event Customer shall not be responsible to PanAmSat for the technical operation or performance of such PanAmSat-provided uplinks under this or other sections of this Agreement.

         1.6 Marketing by PanAmSat of Customer's Capacity. At Customer's request, PanAmSat shall market Service from Service Transponders for use by third parties on an interim basis until Customer requires them for Customer's DTH Service; provided that no such marketing shall occur in "Phase 2" (as defined below) and thereafter such marketing shall be limited to a maximum of [**********] Service Transponders. In such circumstances, PanAmSat shall use all reasonable efforts to market services from the Service Transponders made available for this purpose (which Customer would thereafter cease to employ) for the interim period to other potential customers for video, data, or other uses, as market demand and technical considerations may warrant, as reasonably determined by PanAmSat in consultation


[***] Filed separately with the Commission pursuant to a request for confidential treatment.


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

with Customer, and subject to PanAmSat's reasonable discretion with regard to the terms and conditions of service and selection of appropriate customers, which shall be consistent with its general practices in this regard, and Customer's consent rights set forth in clause (b) of this Section. In such event:

(a) During Phase 1, Customer's [*************************
********************************************************************************
*************************************************************************]
Thereafter, subject to Sections 1.7 and 1.8 below, the [*******************] for any Service Transponders that are released for remarketing shall [******** ******************************************************] In all cases, the applicable Service Fee shall continue to be payable.

                  (b) PanAmSat shall actively market services from the Service Transponders in good faith, provided that PanAmSat shall not be obligated to use the Service Transponders ahead of any other capacity that PanAmSat may also have available for comparable service. During Phase 1, PanAmSat shall market service from the Service Transponders made available under this Section for occasional use; thereafter, unless otherwise agreed, marketing shall be for full-time, fixed term uses. With the exception of the marketing of the Service Transponders for occasional use during Phase 1, all contracts regarding possible use by third parties of Service Transponders, as permitted under this Section 1.6, shall be promptly forwarded by PanAmSat to Customer for specific written approval, rejection, or proposed modification by Customer, it being understood that neither PanAmSat nor a third party customer shall be required to accept Customer's proposed modifications, but also may not go forward with an unmodified agreement for Service Transponders under this Section 1.6 that Customer has not approved. Customer shall also have the right to approve or reject any particular customers for service from Service Transponders that are made available under this Section. In addition, subject to the considerations stated above, if Customer identifies to PanAmSat a potential customer who desires to purchase service from PanAmSat that employs the Service Transponders, PanAmSat shall seek, in good faith, promptly to enter into a service agreement with said customer, provided that if PanAmSat was already in negotiations with said potential customer for other PanAmSat capacity, PanAmSat shall not be required to discontinue such negotiations; and


[***]     Filed separately with the Commission pursuant to a request for
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

                  (c) PanAmSat shall credit against Customer's next monthly "Service Fee" (as defined below) (which shall continue to be due and payable during this period) such amounts that are actually received from other customers for service from the Service Transponders for the previous month less costs reasonably incurred by PanAmSat for which PanAmSat is not separately reimbursed for providing any related services and equipment that may be associated with the provision of such service, e.g., turnaround, compression, or other terrestrial services or facilities ("Additional Facilities Costs") and costs (including reasonable attorneys' fees) reasonably incurred by PanAmSat in marketing such services to, or negotiating a service agreement with, third parties) ("Transaction Costs") up to the amount of the Service Fee paid by Customer for the applicable period for the Service Transponders made available by Customer to PanAmSat for remarketing under this Section 1.6. For purposes of marketing for occasional use, the parties agree that PanAmSat's Transaction Costs shall be deemed to equal [***********] of the revenues actually received from such effort. In addition, after deducting the Additional Facilities Costs, if any, and Transaction Costs specified above, if the [***********************************************] by PanAmSat for service from the Service Transponders [**********] the [********************] to be [******]
to PanAmSat by Customer for [***************************] (the
[***************]) in [***********] to crediting the next month's Service Fee payment, PanAmSat shall [*********] as an [***********************************]
of such [*************************] and shall [***] Customer [*********] of such
[***********************].

         1.7 Withdrawal from DTH Business. Customer shall use all reasonable efforts to use the Service to develop a DTH Service. If despite such efforts, Customer and each of the Customer Companies (which, for this purpose, includes the Founding Partners and their Affiliates, whether or not the Founding Partners continue to hold an equity interest in Customer) ceases to own, operate, or have an investment in, or otherwise have an economic interest in a DTH Service operating within the Territory, or, in [**************] (as defined below), either the Southern Part of the Continent or the Northern Part of the Continent, with no plan to reenter DTH Service market in the Territory (or Northern or Southern Part of the Continent, as applicable) on any such basis, then (subject to Section 1.7A) the following shall occur:


[***]     Filed separately with the Commission pursuant to a request for
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

                  (i) Customer shall so notify PanAmSat and shall cease using the Service Transponders, which shall thereafter be available for marketing by PanAmSat;

                  (ii) Subject to clause (v), below, Customer shall continue [**************] PanAmSat [*****************************************************
************************] applicable per Service Transponder;

                  (iii) PanAmSat and the "PanAmSat Companies" (as defined in
Section 1.8) shall cease to have any obligations under Section 1.8 and Article 16 of this Agreement.

                  (iv) PanAmSat shall actively market services from the Service Transponders in good faith subject to PanAmSat's reasonable discretion with regard to the terms and conditions of service and selection of appropriate customers, which shall be consistent with its general practices in this regard provided that PanAmSat shall not be obligated to use the Service Transponders ahead of any other capacity that PanAmSat may also have available for comparable service. In addition, subject to the considerations stated above, if Customer identifies to PanAmSat a potential customer who desires to purchase service from PanAmSat that employs the Service Transponders, PanAmSat shall seek, in good faith, promptly to enter into a service agreement with said customer, provided that if PanAmSat was already in negotiations with said potential customer for other PanAmSat capacity, PanAmSat shall not be required to discontinue such negotiations; and

                  (v) PanAmSat shall credit against Customer's next monthly "Service Fee" such amounts that are actually received from other customers for service from the Service Transponders for the previous month less (A) the [*************************************************] per Service Transponder and
the then [**********************************************************] per
Service Transponder and (B) PanAmSat's Additional Facilities Costs and Transaction Costs associated with the remarketing of the Service Transponders, up to the amount of the Service Fee paid by Customer for the applicable period for the Service Transponders.

         1.7A Limitation to Part of the Continent. In [*************] if Customer's cessation of business, as described in Section 1.7, is limited to the Northern or the Southern Part of the Continent, then clauses (i) through (v) of
Section 1.7 shall apply only to Customer's Transponders in NTSC or Argentina Beams of PAS-6, as


[***]     Filed separately with the Commission pursuant to a request for
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

applicable, plus any retained Transponders on the "Comparable Beam," as defined below, of PAS-3).

         1.8      [************]

                  (a)      General Obligations.

                           (i) PanAmSat. Subject to the exceptions stated in
this Section 1.8, PanAmSat agrees that, during the "Term" of this Agreement (as defined below), neither it nor any "PanAmSat Company" (defined herein as an Affiliate of PanAmSat) will:

                                   (A) use or enter into any transponder
contract (service, lease, purchase, or other vehicle) that does [*************] the [*****] of any Ku-band Transponder on any satellite (x) which is owned, operated or managed by PanAmSat or any PanAmSat Company, (y) which is located in the [*********************************] (defined herein to be the
[*********************] at which the Primary Satellite is [*******************************] and (z) which has Ku-band coverage over the
Territory (other than by a [***********************] for the purpose of delivering any DTH Service in [*****************] and, in such contracts that provide Ku-band coverage over [************************] for [****************]
specifying Customer as a [***************************] entitled to [**********]
such [***********] or

                                   (B) [********] its [**********] for any
satellite located in the [*******************************************] unless the assignee agrees to be bound by the provisions of the previous clause (A).

The foregoing notwithstanding, neither PanAmSat nor any PanAmSat Company shall be required to place [***************] on Ku-band Transponders that [***********] the [***************************] of transmissions
[***************] in the Territory, as part of a [**************************]
that is [**************] for this purpose and that is [***************] for other purposes (e.g., [***********] to [*****************]), nor shall PanAmSat or any PanAmSat Company be required to place [*******************] on the use of Ku-band Transponders whose [****************************************] of
[********************] (such as the Ku-band Transponders on PAS-6 that are being provided to [*************************************************] but that may have [********************] (in terms of [***************] for DTH service) over a [******************] of [***************]). For the avoidance of doubt, none of the restrictions on PanAmSat or any PanAmSat Company that are stated in this


[***] Filed separately with the Commission pursuant to a request for confidential treatment.


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

 Section 1.8 shall apply to any satellite that is not located in the Primary Satellite Orbital Slot.

                           (ii) Customer. Subject to the exceptions stated in
this Section 1.8, Customer agrees that, during the Term of this Agreement, neither it nor any Customer Company will:

                                   (A) own, invest in, or hold an economic
interest in a DTH Service [**********************************] that
[*********************************************] other than that provided by
[******************] pursuant to this [***********], except as to the acquisition of transponder capacity for the benefit of Customer's DTH service under circumstances in which the restrictions of the immediately following clause (B) are waived and [************************************] are applied; or

                                   (B) use [***********************************
******] with coverage over [********************] other than that provided by [************] pursuant to this [*****************] for the [*************] of
[**********************************]

                           (iii) General Exceptions. It is understood and agreed
that nothing herein shall prohibit: (A) PanAmSat or a PanAmSat Company or Customer or a Customer Company from making an investment in [********************] or [*********] or their DTH Services; (B) PanAmSat or a
PanAmSat Company from making an investment in Customer, a Customer Company, or in Customer's DTH Service; (C) Customer or any Customer Company from making an investment in PanAmSat or a PanAmSat Company; nor (D) during either Phase 2 or Phase 3A (as defined below), Customer from [************************************
***************************]

                  (b) Customer Exceptions. Subject to Section 1.8(g) below (Survival), this Section 1.8 shall cease to apply to Customer or any Customer Company in any [***] of the following circumstances:

                           (i) Customer is using [***] of the [*********]
provided hereunder for the [**************] DTH Service, (B) Customer requests in writing, for PanAmSat to [********************] Ku-band capacity for its DTH Service, which request shall make express reference to Customer's intent to invoke its rights under this clause, and (C) PanAmSat is [***********] to make such [**********************] available, at agreed


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

upon [******] or, if applicable, [*******] as [*********] under Section 16.1(a)(ii) that Customer has accepted, within [***************] of such written request and agreement on, or acceptance of, [******], and (D) within [***************] following the date that PanAmSat notifies Customer that PanAmSat is [**********] to meet such [**************] request within said period, Customer acquires or enters into a binding agreement to acquire such [********************] PanAmSat shall keep Customer reasonably apprised of its efforts in response to a written request under this clause and shall notify Customer at any such time that PanAmSat reasonably determines that it will not meet such request within the [*************] period provided; or

                           (ii) At Customer's option, if this Agreement is
terminated as to PAS-6B without the occurrence of a PAS-6B Service Date or upon the occurrence of the PAS-6B Service Date.

                  (c)      Intentionally Deleted.

                  (d) [********************************] At Customer's option, provisions of this Section 1.8 shall [*************] to a [**********************] on and after such date that it [**********] to have or be Affiliated with an entity that has any direct or indirect ownership, investment or other economic interest in the Customer or its DTH Service; provided as follows: (i) in [*************] shall more than [***] of the [********************] or Affiliates of more than [***] of them, directly or indirectly, own, invest in, or otherwise hold an economic interest in the [******] DTH Service operating within [*******************] (other than the Customer's DTH Service) (ii) Customer shall, and shall contractually require the [*********************] to, notify PanAmSat at such time that a [***********************] (or any of its (their) Affiliates) enters or takes any material step toward entering (e.g., securing [********************************]
or [*****************] for a DTH Service) the business of providing DTH Service in [*****************] or acquires, direct or indirectly, an ownership, investment or other economic interest in another DTH Service operating or which has taken or takes material steps toward operating within [****************] (any such event being referred to herein as a [******************************** ***********************************]); (iii) intentionally deleted; (iv) at
PanAmSat's option on notice to Customer, and without regard to any other [***************************************] otherwise stated in this Agreement
[***********************************************************] and (v) within thirty (30) days of PanAmSat's notice to Customer under clause (iv) above, Customer shall [****************************************************************
*******************************************]


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

******] under this Agreement [**************************************************
********************************************************************************
********************************************************************************
********************************************************************************
***]

                  (e)      Intentionally Deleted.

                  (f) Notices. Each party shall promptly notify the other of an event that gives rise to a right to [***************] the [***************] of this Section 1.8 in relevant part. Within [******************] (or, in the case of clause 1.8(b)(i), [**************]) of receiving such notice or notice of an event that would permit a party to [*************] the [****************] of this Section 1.8 in relevant part, the party receiving such notice must [*************] the right granted or it shall be [*********************] as to the event giving rise thereto (but not as to any future independent circumstances that may give rise to a separate right).

                  (g) Survival. The [******************] provisions of this
Section 1.8 shall not relieve Customer, the Customer Companies, and, even if no longer a Customer Company, the Founding Partners from the obligations stated in Sections 1.8(a)(ii)(A) and 1.8(d)(ii), (iv) and (v).

                  (h) [**********************] of DTH Service. For purposes of this Section 1.8 and Section 3.2(c) below, [*****************************] do
[*************] DTH Service. In addition, for purposes of this Section 1.8 and
Section 3.2(c), the definition of "DTH Service" is [***********] to [**********************] with associated [*****] and [**************] that is intended for [********************] via satellite by [****************
**************************] in the [*****].

                  (i) [************************************] The obligations specified in this Section 1.8 shall [******] at such time that this Agreement is [****************] as to [*************] and [**********] even if this
Agreement [***********] in [**********] for PAS-3 Transponders.

                  (i)(i) Successors in Interests. For the avoidance of doubt and not for limitation, the provisions of this Section 1.8 shall be binding upon any entity that acquires all or substantially all of the assets of an entity that is otherwise subject to


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          confidential treatment.

the provisions to the same extent that the provisions would be applicable to the entity being acquired.

                  (j) Individual Conduct. If any individual(s) who Controls an entity that is subject to this Section 1.8 or any entity that is directly or indirectly Controlled by such individual(s) takes an action, including (without limitation) material steps toward doing so, of the kind described in Section 1.8(d)(ii) above, that would be prohibited under this Section, if said individual were an entity, then the party that is not (if such individual(s) were an entity) Affiliated with such individual may [*************] the [*************] of this Section 1.8 on notice to the other party. In addition, the conduct of such an individual, if he or she, if an entity, would be that of an Affiliate of a Founding Partner, shall have the same additional consequences under Sections 1.8(d) and Article 16 of this Agreement as if that Founding Partner were a Founding Partner in Competition.

ARTICLE 2.        TERM, PHASES OF SERVICES, SERVICE TERMS, DEGRADED

SERVICE

         2.1      Term, Service Term.

                  The term of this Agreement (the "Term") is acknowledged to have commenced as of February 20, 1996 and, unless previously terminated in accordance with the provisions of this Agreement, shall, subject to Section 16.1(f), remain effective until the latest to end of the "Service Term" for PAS-3, PAS-6 and PAS-6B (if any). General references to the "Service Term" of this Agreement shall mean the period from February 20, 1996 (the "PAS-3 Service Date") to the end of Service Term for all Satellites from which Service is provided under this Agreement. The date that Service is commenced from a particular Satellite is referred to in this Agreement as the "Service Date" for that Satellite; unless otherwise specified, references in this Agreement to the "Service Date" means the PAS-3 Service Date. Subject to Section 2.4 below, any Service Transponder that does not meet the Service Specifications at the time that the Service Date occurs for one or more other Service Transponders on the same Satellite shall at that time cease to be a Service Transponder or subject to this Agreement. For the avoidance of doubt, the anticipated lifetime of a Satellite shall not be considered for purposes of determining whether the Service Specifications are being met.


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                                       17

         2.2      Phases of Service.

                  (a) [*************]. It is acknowledged and agreed that from the PAS-3 Service Date until, but not including, [*******************************************************] (said period being referred to herein as [***********] Customer was provided with Service from four
(4) SSA Beam and four (4) NSA Beam Transponders on PAS-3.

                  (b) [************************] The period from the
[***********************] until the earlier of: (i) the [***********************
*********] (as defined below) or (ii) the date that this Agreement is terminated as to [*********] without the occurrence of the [***********************] is defined herein as [**************]

                      During [*******]

                                    (i) Subject to the further qualifications
set forth in this Section 2.2(b) below, PanAmSat shall provide Customer with Service from the [**********************************************] (as
designated in Appendix A) (which Service during [*********] shall, up to the [********************************************************************
************************************************] such number of
[*****************] and [********************] Transponders as
[*************************] provided that, if [***********
*******************************] Transponders from which Customer shall take Service from PanAmSat during this period shall be [***************************** ********************************] as long as [********************] of
Customer's Transponders collectively on PAS-3 and PAS-6 meet their respective Performance Specifications. For the avoidance of doubt, any Transponders subleased by Customer from Televisa shall not count toward the Minimum Take.

                                    (ii) Customer is currently using the
following [*********************************************************************
**********************] Customer shall notify PanAmSat prior to employing any additional [**********************************************] which notice shall specify what additional [******************] will be employed, it being understood that prior to such notice PanAmSat may elect to keep such [****************************************************************] At any time that Customer exceeds its [*************************************************]
the [**************] of [*********************************] shall, subject to the qualifications set forth below, thereafter become the [******************], subject to further increase if additional [************************] are [*******************] by Customer.


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                                       18

                                    (iii) Customer may, on notice to PanAmSat,
[**********] its [*********************] in any of the following circumstances set forth below, provided that Customer and [*****************] as much of the [************************] to them by [*************************************] as may be [******] without reaching any of the thresholds specified in these provisions:

                                            (A) the number of [*****************
**********] on PAS-6, with [****************************************************
****] is[***************************************] at the time of all of the
[****************************] that are then employed by Customer and [*********]

                                            (B) there is not the equivalent of
at least [************************] each for the
[*************************************************] or

                                            (C) the number of [*****************
***********] reasonably projected to meet their applicable [******************** ***************************] for at least [***********************] following the date on which PAS-6B is scheduled to commence commercial operation [**************] the [**********************************************************
*********************************************] of Customer and [*******].

              Customer shall not be permitted to [***********************] of [*****************] from which it takes Service in circumstances where (i) it would, when [**********] with [***************] of [*********], exceed the then
{*****************************] for [***************************], or (ii) if
it would allow [********] to [***********] its [********************] under
{****************************] of its Agreement, subject, however, to [********]
right to waive such [***************] in its [*******************]

                           (iv) Customer shall [***************************]
Service from the one "Retained SSA Transponder" (as designated 2-K in Appendix
A) [**************************************************************************].
Customer acknowledges being advised that [*********************************] in connection with the operation of the SSA Transponder. [**] Customer [****************************], if not in use at the time and if technically feasible, PanAmSat will [*******************************************************
********************************************************************************
*************************************************************************]
Customer [************************] its overall [****************


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                                       19

******] requirements shall be [******************] from its number immediately prior to said exercise.

                           (v) PanAmSat shall report to Customer monthly on the
number of [********************] available, the number of [*********************
***********************] into the [****************************************] and the number of operating transponders on PAS-6, projected to meet their applicable [**********************************************************]
for at least [**********************] following the date on which PAS-6B is scheduled to go into commercial operation, and shall notify Customer within forty-eight (48) hours of any reported [********************]

                  (c) [**************************************************] From
the [***************************] and for the remaining Service Term of PAS-6B [***********************************************] Customer will be provided with Service from [**************] PAS-6B Latin Beam Transponders. In addition for the first [****************] days of [*********] (the "Dual Illumination Period"), Customer shall be permitted to use any PAS-3 Transponder and, if technically feasible, PAS-6 Transponder from which Customer had been taking Service from prior to the launch of PAS-6B. In addition, Customer shall be permitted to extend the Dual Illumination Period for one PAS-3 NSA Transponder and, if employed prior to the launch of PAS-6B, the Retained SSA Transponder, for an additional [*******************] for a total of [******************] dual illumination, if required for Customer's home page (the "Home Page Transponder(s)"). Customer shall notify PanAmSat no later than [*****************] after the PAS-6B Service Date if Customer will require said additional time for the trade-in of Customer's Home Page Transponder(s) and which PAS-3 Transponder(s) Customer desires to use for this purpose. The foregoing notwithstanding, during the Dual Illumination Period, for purposes of Service Fee calculations, the maximum number of PAS-3, PAS-6 and PAS-6B Transponders from which Customer shall be deemed to be taking Service shall be [******************] plus any [********************************] that Customer may have agreed [***************************************************]

                  (d) Interference Between PAS-6 and PAS-6B. Customer acknowledges and agrees that its Transponders on PAS-6B cannot be used at the same time as the Transponders of the same frequency on PAS-6 while the Satellites are located in the same orbital slot and that, during the Dual Illumination Period, Customer shall not be entitled to any remedy for any interference that may be


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

suffered to the Customer's Transponders due to the co-frequency operation of Transponders on PAS-6 and PAS-6B by Customer or NetSat.

                  (e) PAS-6B Service Date. The PAS-6B Service Date shall be the date that PAS-6B has been placed in its assigned orbital position, with at least the "Minimum Complement" of PAS-6B Service Transponders meeting the "Service Specifications" set forth in Appendix C and PanAmSat so certifies to Customer and makes such Transponders available to Customer for its use, unless, Customer agrees to accept Service from fewer PAS-6B Service Transponders than the Minimum Complement (which fewer number would then be deemed the Minimum Complement for PAS-6B hereunder); provided that if Customer exercises the "PAS-3 Phase 3 Option" (defined below), the number of PAS-3 Transponders as to which the Option is exercised that meet their Service Specifications shall be counted toward the Minimum Complement for PAS-6B. The foregoing notwithstanding, if PanAmSat is unable initially to provide Service (i.e., at the PAS-6B Service Date) from the Minimum Complement of PAS-6B Service Transponders, PanAmSat will not be required to offer Service to Customer from a fewer number of PAS-6B Service Transponders, if less than the number of PAS-6 Service Transponders that then currently are capable of meeting their Service Specifications. PanAmSat shall give the certification to Customer required for Service to commence from PAS-6B, if it would be true and correct, when PAS-6B is ready to be placed into commercial service. Subject to the earlier part of this paragraph, the "Minimum Complement" of Service Transponders on PAS-6B is [****************]. PAS-6B is anticipated to be launched in October, 1998, and the Service Date for PAS-6B is currently anticipated to occur no later than November 30, 1998, the "Latest Anticipated Service Date" for PAS-6B. PanAmSat shall use commercially reasonable efforts to cause Service from each of the PAS-6B Service Transponders to be commenced on or before the applicable Latest Anticipated Service Date.

                  (f) Condition Subsequent to PAS-6B Service Date. If the Minimum Complement of PAS-6B Transponders cannot be provided as of the date that is forty-five (45) days after the PAS-6B Service Date, the PAS-6B Service Date shall be deemed not to have occurred and the parties shall be returned to the status quo ante, as if the PAS-6B Service Date had not occurred; provided that in the circumstances set forth in Section 2.2(e) above where Customer would have had the option to waive the Minimum Complement and accept Service from a fewer number of Transponders on PAS-6B at the Service Date (which would then be the Minimum


[***]     Filed separately with the Commission pursuant to a request for
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                                       21

Complement) and if PanAmSat would have been required to offer Customer Service from such fewer number, Customer shall have the same option under this Section 2.2(f) to be exercised, if at all no later than ten (10) days after the earlier of: (a) the date that it is determined that the Minimum Complement cannot be met, or (b) forty-five (45) days after the PAS-6B Service Date.

                  (g) Continued Service on PAS-3. If on the PAS-6B Service Date, Service is made available from less than [****************] PAS-6B Transponders, for each [***] below [************] PAS-6B Transponders made available, Customer shall have the option (the "PAS-3 [*********] Option") of retaining Service from one Retained PAS-3 Transponder. The PAS-3 [**********] Option shall be exercised by Customer, if at all, no later than sixty (60) days after the PAS-6B Service Date; provided that, not later than thirty (30) days after the PAS-6B Service Date, Customer shall notify PanAmSat which of the Retained PAS-3 Service Transponders (if the PAS-3 [**********] Option is for less than all PAS-3 Transponders from which Service provided by PanAmSat to Customer at the time) to which it intends the PAS-3 [**********] Option to apply, if exercised, at which point the PAS-3 [**********] Option as to the remaining Retained PAS-3 Transponders shall expire.

                  (h) Termination of this Agreement as to PAS-6B Prior to PAS-6B Service Date. If this Agreement is terminated as to PAS-6B without a PAS-6B Service Date, Customer shall be provided with Service from the date of said termination and for the remaining Service Term of PAS-6 [***************** ***********************************************] from all of the then available
NTSC and Argentina Beam Transponders on PAS-6 [********************************* *************************************************************] In addition,
Customer shall have the option to be exercised within thirty (30) days of the termination of this Agreement as to PAS-6B to continue taking Service from PAS-3 (the "PAS-3 [**********] Option"). Upon timely notice from Customer to PanAmSat of exercise of said Option, its exercise shall be deemed effective on the date that this Agreement is terminated as to PAS-6B. Any PAS-3 Transponders so retained shall (as in the case in [**********]) count toward the "Minimum Complement" of the "Comparable Beam" of PAS-6. As used herein, the NSA Beam of PAS-3 shall be deemed to be a "Comparable Beam" to the NTSC Beam of PAS-6 and the SSA Beam of PAS-3 shall be deemed to be a Comparable Beam to the Argentina Beam of PAS-6. The Minimum Complement for PAS-6, counted and determined separately by PAS-6


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                                       22

Beam, shall be [*************] Transponders for the NTSC Beam and [****************] Transponders for the Argentina Beam.

                           Customer acknowledges and agrees that the PAS-6 and
PAS-6B Satellites have been designed by their manufacturers for planned lives of fifteen (15) years, but the launch of PAS-6 and the anticipated launch of PAS-6B are now predicted to allow enough fuel for PAS-6 to be maintained between twenty
(20) years and twenty-one (21) years, and PAS-6B, eighteen and one half (18-1/2) to nineteen and one-half (19-1/2) years. Customer further acknowledges and agrees that such extended life beyond the approximate fifteen (15) years that would otherwise be anticipated is due to unusual circumstances associated with the launch of PAS-6 and the currently anticipated launch of PAS-6B and is not anticipated or required for any satellite, from which capacity may be taken or ordered pursuant to this Agreement.

                  (i) Service Terms for Individual Satellites. The Service Terms for Transponders on each Satellite shall commence upon the Service Date for the applicable Satellite and terminate upon the earliest of: (i) subject to the express provisions of this Agreement regarding the dual illumination and the PAS-3 Options, the start of a new Phase of Service (as set forth above) in which Service from such Satellite or Beam on the Satellite is not specified to be provided, (ii) the date that the applicable Satellite is taken out of Service;
(iii) the termination of this Agreement in whole or as to the applicable Satellite in accordance with provisions of Article 7 of this Agreement.

         2.3 Change of Configuration. Customer acknowledges and agrees that if not all of the Service Transponders on PAS-3 meet their Service Specifications, PanAmSat may, to the extent technically feasible, change the configuration of the downlink Beams so as to avoid or limit termination under Section 7.3 below; provided, that, if Customer agrees to accept Service from such Service Transponders even on Beam(s) for which the Minimum Complement is not met, PanAmSat shall not reconfigure the downlink Beam(s) of the Service Transponders without Customer's written consent.

         2.4 Degraded Service. Either before or after the applicable Service Date, if a Service Transponder, while operational, does not meet the Service Specifications, Customer shall have the right, within ten (10) days of being notified of this


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                                       23
condition, provisionally to waive the Service Specifications to the extent that they are not met.

                  If Customer gives such a provisional waiver, Customer shall have an additional fifty (50) days (for a total of sixty from being notified of the condition) in which to determine whether to accept the degraded capacity and grant a permanent waiver of the Service Specifications to reflect the affected Transponder(s)' current operating level, or not. The applicable termination provisions of Section 7.2 or 7.3 shall also be stayed during any period in which Customer is considering electing a permanent waiver.

                  If Customer gives a provisional waiver, it shall take and pay for the affected degraded capacity, as if provided in accordance with the Service Specifications until the conclusion of the sixty day period specified above. On or before the end of this sixty-day period, either Customer shall grant a permanent waiver of the Service Specifications or the termination provisions of this Agreement, as to the capacity that does not meet the Service Specifications shall, at that time, apply.

                  If a permanent waiver is given, it shall be deemed to apply retroactively to the time of such failure to meet the Service Specifications (so that, for example, the Service Date shall be deemed to have occurred on the same day as the Service Date of the other Service Transponders on the Satellite that meet their Service Specifications). In such event the Service Specifications for the affected Service Transponder(s) shall be reduced to reflect the current operating level of the affected Service Transponder(s); provided that PanAmSat shall continue, if there are further steps that may practically be taken, to use reasonable efforts to restore the affected Transponder to meet the Service Specifications. For the avoidance of doubt, such a waiver given under Section
2.4 shall not, unless otherwise agreed by Customer, be deemed to apply to any further reduction in performance from the operating level of the affected Service Transponders at the time that the waiver was given.

         2.5 Pre-Service Testing. PanAmSat shall have Hughes conduct the pre-Service testing of PAS-6B in a manner that does not interfere with Customer's Service from PAS-6. PanAmSat shall use all reasonable efforts to coordinate with Hughes (who conducts the pre-Service in-orbit check out of PAS-6B) to allow

Customer, in consultation with PanAmSat, if practical under the circumstances, to test Customer's transmit and receive equipment to be used with PAS-6B on a noncommercial basis during the post-launch, pre-Service period; provided that such tests do not interfere with the in-orbit testing, maneuvers, or other related activities that are being conducted. PanAmSat shall cooperate with Customer in carrying out such testing. Customer shall comply with all of the provisions of this Agreement regarding such transmissions and any other additional restrictions of which it may be notified vis-a-vis the requirement not to interfere with the in-orbit tests or related activities relative to PAS-6B. Customer shall be responsible for any damage caused by its failure to abide by any of these conditions.

ARTICLE 3.  CUSTOMER PAYMENTS.

         3.1 Monthly Service Fees, Deposit. For each month of the Service Term beginning on the Service Date, Customer agrees to pay a monthly service fee (the "Monthly Service Fee") that, subject to [*************************************]
shall be determined in accordance with Section 3.2 below. Not later than three
(3) months after the end of each [**************] (as defined in Section 3.2), Customer agrees to pay PanAmSat a [************] payment, as and if determined to be required under Section 3.2, so that Customer's [************************** *********************************] obligation to PanAmSat for the
[*******************] is satisfied. Customer shall make each and all payments of the Monthly Service Fee, in advance, no later than the first business day of each month of the Service Term. Payments due for Service under this Agreement are more generally referred to as "Service Fee(s)."

               PanAmSat acknowledges its receipt of a "Deposit" of [****************************************************] all of which has been applied toward Service Fees hereunder. [****************************************
*****] of the Deposit was applied to offset the Service Fees for the first two months of Service from the PAS-3 Service Transponders. The remainder of the Deposit was applied, until exhausted, to offset the initial Monthly Service Fees for Service from the PAS-6 Service Transponders.

               As set forth in Section 3.2(b), Monthly Service Fee payments, above the [******************] per Transponder, shall be calculated [********************************************************************] This
does not relieve Customer of its obligation to make payment [*******************
********************************************************************************
********] By way of example only, [***************************************


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                                       25

********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
****************************************************************]

         3.2      [*************************] Service Fee.

                  (a) [*********] Obligation. For each [*****************] the total of Customer's "Monthly Service Fees" and [*****************] payment to PanAmSat (each as determined below) for each Service Transponder (other than any [***********************************] shall yield [***************] Service Fee per Transponder [***************] to PanAmSat that shall be determined by the following table:

 [******************************
*********************************              [********************************
    ***************************]                      ********************]

         [*****************]                  [*********************************
                                              **********************************
                                                    *********************]

         [*****************]                  [*********************************
                                              **********************************
                                                    *********************]

         [*****************]                  [*********************************
                                              **********************************
                                                    *********************]

         [*****************]                  [*********************************
                                              **********************************
                                                    *********************]

         [*****************]                  [*********************************
                                              **********************************
                                                    *********************]


[*************************************]

[*********************************************].


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                                       26

As used in this Agreement, [******************] means each [***] month period commencing on the Service Date and each [****************] thereafter, except that, for ease of [**************], the then current [***************] shall end upon the last day of [*************] (and be calculated pro rata to that point and a new [***************] shall be deemed to commence on the first day of [********************] as applicable. In addition, if there is a [**************], a similar shortening of the then current [***************] (with pro rata calculations) shall occur on [************************], with the next [***************] commencing [*********************************************
*******************************************************************************]
As used in this Agreement, [****************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
*******************************************************************************]


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

         [********************************]

         [********]

         [*********************************************************************]


         [**********************************************************************
         ***********************************************************************
         *******************************************]

         [*********************************************************************]

         [**********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************]

[*******************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
*******************************************************************************]

                  [*************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

*******************************************************************************
********************************************************************************
*****]

         [**********************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
*****************]

         [*****]                                [*******************************
                                                           ***********]

          [**]                                            [*************]

          [**]                                            [*************]

          [**]                                            [*************]

          [**]                                            [*************]

          [**]                                            [*************]

[*******************************************************************************
*****************************************************]

[*******************************************************************************
********************************************************************************
*******************************************************************************]

                  (b) Monthly Obligation. Customer's Monthly Service Fee for each Service Transponder [************************************] shall be determined based upon the [*****************************************************
*******************************************] applicable Monthly Service Fee is due, in accordance with the following table:


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

[********************************
   *****************************             [*********************************
    **************************]                   *************************]

      [*******************]                 [***********************************
                                            ***********************************]

      [*******************]                 [***********************************
                                            ************************************
                                              *******************************]

      [*******************]                 [***********************************
                                            ************************************
                                              *******************************]

      [*******************]                 [***********************************
                                            ************************************
                                                 ****************************]

      [*******************]                 [***********************************
                                            ************************************
                                                 ****************************]

[*******************************************************************************
*******************************************************************************]

[********************************************]

After the first Monthly Service Fee payment for each [****************], subsequent Monthly Service Fee payments shall be [******************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
************************************************************]


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

[*******************************
   ***************************              [*******************************
    ************************]                         ****************]

    [*******************]                 [*************************************
                                          **********]

    [*******************]                 [*************************************
                                          *************************************]

    [*******************]                 [*************************************
                                          *************************************]

    [*******************]                 [*************************************
                                          *************************************]

    [*******************]                 [*************************************
                                          *************************************]

[**************************************************************************
*************************************************************]

[***********************************]

[*****************************************]

                  (c) Use of [***************************] If customer
[*******************************************************************************
********************************************************************************
********************************************************************************
********************] then, except as provided in this Section 3.2(c), from and after the Service Date under this Agreement, the [****************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
*****************************************] without implying any additional rights to use such [**********************************************] and without prejudice to any remedy to seek injunctive relief to prevent such use as permitted under Section 9.4 of this Agreement.


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

                         If Customer [******************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
***********************************************]

                           The foregoing notwithstanding, from and [************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

***************************************] The previous sentence notwithstanding,
[*******************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************]

                  [*************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
************************************]

                  (d) Yearly True Up. Within ninety (90) days of the end of each Fiscal Year, Customer shall provide PanAmSat with a "Year End Statement" of actual [*****] for the preceding Fiscal Year which statement shall be certified by the independent auditors of Customer, which shall be one of the "Big Six" international accounting firms, in accordance with United States generally accepted auditing principles. The Statement shall include a financial statement that shows, without limitation, [******************************] and an itemized listing of all deductions made in calculating [******] and the MSF/T that should have been paid based upon the MSF/T calculations set forth above. Customer shall accompany its Year End Statement with a payment to PanAmSat of any amount by which the total of the Monthly Service Fees for the preceding Fiscal Year fell below the actual ASF/T for all of the Service Transponders that was required. In the event that the Monthly Service Fees made for a Fiscal Year


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

exceeded the actual ASF/T due for all of the Service Transponders for any Fiscal Year, the overage shall apply as a credit against Monthly Service Fees due for the following Fiscal Year, until exhausted. To the extent that the Monthly Service Fee paid for any particular month was less than the Year End Statement shows should have been paid (based upon applicable MSF/T calculations), said failure to pay the amount required shall be subject to interest, from and after the time that it should have been paid until it is paid, at the rate specified in Section 3.4.

                  (e) Early Termination. In the event that this Agreement is terminated in whole or in part as to any individual Service Transponder(s) or certain Service Transponders [****************************************] for some or all of the [*************] the above [*************] shall be made pro rata based on the percentage of the [**************] in which the Service Transponder(s) were made available to Customer under this Agreement. [*********
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************]

                    (f) [*********************************************] Customer
shall, consistent with good business practice, use all reasonable efforts to use the Service provided hereunder to develop and grow a DTH business [************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
*********************************************]


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

                    (g)      Books of Account, Audit Rights.

                  Customer shall keep, or cause to be kept, accurate and complete records and books of account of all transactions of the Customer, for a minimum of five (5) years, or further as to any amounts in dispute. The Customer's books and records shall be kept in accordance with generally accepted accounting principles applicable thereto, shall be maintained at the principal place of business of the Customer and shall be available for inspection and examination, for a proper purpose and at reasonable times during usual business hours for a reasonable examination of the books and records of Customer by an independent accountant, designated by PanAmSat and reasonably acceptable to Customer, which shall report to PanAmSat its findings as to Customer's compliance with its payment obligations; provided that: (a) the fees of such accountant and all other costs association with such examination shall be borne by PanAmSat, except as provided below; (b) such examination shall take place during normal business hours and in a manner that is not disruptive to the business of Customer; (c) such examination is used solely for determining Customer's compliance with this Agreement; and (d) such information shall be kept confidential and shall be used by PanAmSat solely for the purpose of confirming and enforcing Customer's compliance with its payment obligations to PanAmSat under this Agreement, subject to applicable laws and stock exchange regulations. In the event that the audit shows one or more [************] by more than [********************] shall pay [********] reasonable audit costs.

         3.3 Manner Of Payment. All payments by Customer shall be made in U.S. dollars; shall be deemed to be made only upon receipt by PanAmSat of collected funds; and shall be made by bank wire transfer to such bank account as PanAmSat may designate by notice to Customer, or by cashier's or certified check, from a U.S. bank, delivered to PanAmSat at its principal place of business, as designated in Section 14.5(b).

         3.4 Late Payment. Any payment due from Customer to PanAmSat that is not received by PanAmSat on the date that it is due shall be subject to a delinquency charge (liquidated damages) at the rate of [*************** ***********************************] on such overdue amount from the due date until it is actually received by PanAmSat. Customer acknowledges that such delinquency charge is reasonable under all the circumstances existing as of this date.


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

         3.5 Taxes. Customer shall be responsible for, and shall indemnify PanAmSat against, all Taxes that may be asserted as a result of the Service provided to Customer and/or Customer's use of the Service, except for U.S. income, property, or employment taxes imposed on PanAmSat; provided, that, to the extent that Taxes may be imposed with respect to the Satellite(s) themselves, Customer shall be responsible for a pro rata share (to be reasonably determined by PanAmSat) in proportion to the capacity of the applicable Satellite used by Customer, but in no event greater than a fraction equal to the number of Service Transponders divided by the number of Transponders on such Satellite. For purposes of this Agreement, "Taxes" shall mean all foreign, federal, state, provincial, and local income, franchise, sales, use, receipts, value added, transfer, profits, excise, stamp, withholding and property taxes, duties or assessments and governmental charges of any kind whatsoever (including interest, penalties and additions with respect thereto). [**********************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
******************]

ARTICLE 4.        CUSTOMER'S OBLIGATIONS IN USING THE SERVICE TRANSPONDERS.

         4.1 Non-interference and Use Restrictions. Customer's transmissions to and from each of the Satellites and its use of the Service shall comply with all applicable governmental laws, rules and regulations, and with the operational requirements (the "Operational Requirements") set forth in Appendix D, as the same may be modified from time to time by PanAmSat, in its reasonable discretion, but only for good technical cause(s). Customer will follow established practices and procedures for frequency coordination and will not use the Service Transponders, or any portion thereof, in a manner which would or could reasonably be expected to, under standard engineering practice, interfere with the use of any other Transponder, the Satellites, or any other satellite or transponder on such satellite, or cause physical harm to the Service Transponders, any other Transponder, the Satellites, or any other in-orbit satellite or transponder on such satellite. Provided that Customer's transmissions conform with the transmission plans approved by PanAmSat under
Section 1.5 above, Customer complies with the Operational Requirements, as the same may be modified as provided above, and Customer immediately ceases any transmission upon being notified by PanAmSat of any


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

violation of this Section 4.1 (even if such transmission is in conformity with the Operational Requirements), Customer shall not be deemed to be in breach of its obligations under the preceding sentence.

         4.2 No Terrestrial Facilities. Subject to the exception stated in
Section 1.5 above with respect to PanAmSat-provided uplinks, if any, Customer shall be responsible for the provision, installation, operation and maintenance of all earth station facilities and equipment ("Customer-Provided Facilities"), for transmitting signals to, or receiving signals from, the Satellites in accordance with the requirements set forth in this Agreement. Customer shall also be responsible for acquiring all authorizations necessary for installation and operation of Customer-Provided Facilities. Customer shall be permitted to contract with third parties to transmit its signals to, or receive its signals from the Satellites; provided, that, Customer requires its contractors to agree to comply with all of the requirements set forth in this Agreement regarding transmissions to, or reception from, the Satellites. If Customer retains third parties (other than PanAmSat) as permitted by the previous sentence, these third parties' facilities shall be deemed to be Customer-Provided Facilities and the acts and omissions of these third parties in connection with the transmission or reception of Customer's signals shall be deemed to be the acts and omissions of such third parties and of Customer. Any provision by PanAmSat (or by an affiliated company) to Customer of earth station or other terrestrial facilities or services shall be the subject of a separate agreement.

                  [***********************************************************
******************************************************************************
***************************************************************************
******************************************************************************
*******************************************************************************
******************************************************************************
******************************************************************************
***************************************************************]

         4.3 Customer's Transmitting Stations. Customer will configure, equip and operate its transmit facilities so that the interface of these facilities, in space, with the Satellites shall conform to the characteristics and technical parameters of the Satellites. Customer will follow PanAmSat's procedures for initiating or terminating any transmission to the Satellites. Customer will operate all transmit


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

facilities in a manner that allows for cessation of, and will cease, transmission immediately upon receiving notice from PanAmSat under Section 15.5(a) ("Telephone Notices"). Customer will furnish information on a continuing basis as reasonably required by PanAmSat to prepare for, initiate, provide, maintain and immediately discontinue the use of the Service Transponders upon notice by PanAmSat.

                  PanAmSat shall have the right, but not the obligation, subject to such reasonable confidentiality and use restrictions as Customer may impose, to inspect any Customer-Provided Facilities together with associated facilities and equipment used by Customer, or by a third party under the authority of Customer, to transmit to the Service Transponders. PanAmSat will use all reasonable efforts to schedule inspections to minimize the disruption of the operation of the facilities, and Customer shall make the facilities available for inspection at all reasonable times. Customer shall, upon PanAmSat's request, provide measured proof that any transmit facility meets or exceeds the sidelobe envelope described in Appendix D.

         4.4 Consistent Application of Satellite Operating Procedures. PanAmSat shall have similar (but not necessarily identical) restrictions not to interfere with or cause physical harm to the Satellites, their Transponders, and other satellites and their transponders, as contained in this Agreement with all other customers, including any of its Affiliates, having a right to uplink to the Satellite(s) and shall enforce these restrictions (and, to the extent it may use the Satellite(s) for its own services, follow these restrictions itself) in a consistent and nondiscriminatory manner vis-a-vis Customer and the other customers with a right to uplink to the Satellites. Allowing for the fact (understood and accepted by Customer) that technical variations in the kinds of transmissions that different customers may employ, different performance characteristics of different Transponders, differences in the use of adjacent frequencies or the same frequencies on other satellites, other technical factors, and the use of different uplink providers and facilities may require the application of different restrictions to achieve the same non-interference and satellite protection goals, PanAmSat shall not require Customer to follow Operational Requirements or transmission procedures that are more stringent than those imposed upon other customers on the same Satellite in comparable technical circumstances.

ARTICLE 5.  TRANSPONDER FAILURE, PROTECTION.

         5.1      Intentionally Deleted.

         5.2      Intentionally Deleted.

         5.3 Transponder Failure. If, after the applicable Service Date for a Satellite, a Service Transponder fails to meet the Service Specifications for:
(a) any period of [*************************] or (b) a [******************
*************] of [***********************] during any [*******************
***************], or (c) any [****************] following a [*************
********] under circumstances that make it [***********************] that a
[*************] described in clauses (a) or (b) will occur, such Transponder shall be deemed to have failed on a "Confirmed Basis." Any such failure must be confirmed by PanAmSat, which it shall take steps to do as expeditiously as possible. If confirmed, the failure shall be measured as commencing from notice from Customer to PanAmSat of such failure (provided that the affected Service Transponder is, in fact, not meeting the Service Specifications). Any such failure shall be deemed to have ended upon notice from PanAmSat to Customer that the affected Service Transponder is capable of meeting the Service Specifications (provided that the affected Service Transponder is, in fact, meeting the Service Specifications); provided, further, that if PanAmSat enters into an agreement to provide Ku-band capacity from the Satellite on which a Service Transponder is located and such agreement provides that, for purposes of employing said "Spare Equipment" on the Satellite, failure on a Confirmed Basis shall be deemed to have occurred in less than the applicable time periods specified above, PanAmSat shall determine whether a failure on a Confirmed Basis has occurred for Service Transponder on the same Satellite under this Agreement using the time periods specified in such other agreement.

                  In the event a Service Transponder fails on a Confirmed Basis, PanAmSat shall, as soon as possible and to the extent technically feasible, employ certain redundant equipment units, as described in Appendix B ("Spare Equipment") on a first-needed, first-served basis as among Customer and other Transponder owners, lessees, and users, including without limitation, PanAmSat and its predecessors in interest ("Protected Parties"), as a substitute for a Service Transponder equipment unit which has failed; provided, that PanAmSat may elect to use "Substitute Capacity" on the same Satellite as the failure shall have occurred


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

(as provided below), if available and not subject to any additional operational restrictions that Customer is not willing to accept, in lieu of using Spare Equipment.

                  Customer acknowledges and agrees that the Spare redundancy plan of each Satellite may require PanAmSat to reassign certain traveling wave tube amplifiers ("TWTAs") among Transponders to make use of a spare TWTA. In circumstances in which a spare TWTA is required to be employed for any customer and to do so requires a change in the TWTA assigned to Customer, Customer shall, on notice from PanAmSat, cease transmitting to the applicable Service Transponder(s) to allow the TWTA that is assigned to its Transponder(s) to be reassigned and a different unit (that meets the Service Specifications) to be put in its place. PanAmSat shall use all reasonable efforts to keep to a minimum the time during which Customer is required to cease transmitting under this paragraph, in accordance with good engineering practices, to make the shift in the assignments.

                    If (a) a Service Transponder fails to meet its Service Specifications on a Confirmed Basis, and (b) the Spare Equipment associated with such Service Transponder is not available, and (c) equivalent capacity on another Transponder meeting the Service Specifications in same Beam of the same Satellite as the failure shall have occurred and designated by PanAmSat for DTH use (the "Substitute Capacity"), is available, and its use by Customer in accordance with PanAmSat's Operational Requirements would not be predicted to interfere with the use or rights of others using the Satellite (or, even if no longer used by Customer, PAS-6 or PAS-6B), then PanAmSat shall, as soon as possible and to the extent technically feasible, employ such Substitute Capacity for the failed Service Transponder to satisfy PanAmSat's obligations under this Agreement. PanAmSat may condition its provision of Substitute Capacity on Customer's acceptance, in writing, of such additional restrictions on its use that PanAmSat believes in good faith are necessary so as to protect other Protected Parties from interference. If Customer does not accept such conditions, PanAmSat shall not be obligated to provide Customer with Service from the Substitute Capacity. In the event that PanAmSat employs such Substitute Capacity for a Service Transponder, such Substitute Capacity shall be deemed to be a Service Transponder for all purposes under this Agreement.

                  In the event that [*******************] Transponders [***************************************************] to meet their respective
[***********] or [*****************************] and are entitled to
[**********] under any applicable agreement with PanAmSat, and if


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

all of said Transponders are assigned to Customer or [******] then, unless PanAmSat receives contrary instructions signed by Customer and [******] PanAmSat shall, to the extent [******************************************] to the
[*******************] in accordance with the [*********************] to be supplied and executed by Customer and [******] and delivered to PanAmSat, except that priority will not be given to the "[*****] Transponders" specified in the [******] Agreement. Until and unless such fully executed instructions are received by PanAmSat, such [*******************] shall be made by PanAmSat in [********************] Upon the written request of all affected parties, PanAmSat shall, if it has not already [***********************************] at the time that the request is made, in any case of [***************************] or if the use of Spare Equipment would require the [********************] of the [*************************************] for instructions for up to
[**************************] provided that, the [***********] shall be deemed to have [******] at such point as PanAmSat notifies Customer that PanAmSat is [******] to [****************************] pending the [***********************
*****************]. As used in this Section 5.3, the term [*******************]
shall be deemed to mean [**************************************] All determinations as to when [*******************************] shall have occurred, for purposes of determining whether the failures are [*****************] shall be made by [******************************************************]

                  In the event that [*****************] Transponders [***********************************************] to meet their respective
[******] or [****************************] and are entitled to [******] under any applicable agreement with PanAmSat and if one or more of said Transponders is assigned to a person or entity other than Customer or [******], then the Protected Party who [*****************] a definitive agreement as to the affected Satellite with PanAmSat or its predecessors in interest shall, to the extent [***************************] have [******] as to use of the
[*******************] or the [************************] provided that, if
[******] from a Transponder is provided to more than [***] Protected Party (for example, if there are [***] customers each taking service from [************] of a Transponder), PanAmSat's decision may be made in accordance with the order that the [******] Protected Party(ies) using the Transponder(s) [********************] with PanAmSat or its predecessors in interest; provided further that, [******************] as between Customer [*********] shall be determined in accordance with the preceding paragraph. As used in this Section 5.3, the term [****************] shall be deemed to mean [*****************
*******************]. All determinations as to when [***************************


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

****************] shall have occurred, for purposes of determining whether the failures are [******************] shall be made by [******************
**********************************] PanAmSat hereby confirms that the only
[**************************] for a [***************************************]
that [*************************] this one (as deemed below and other than with [******] is with [**********************] for [*********] Transponder and
there are [************************] for PAS-6 or PAS-6B.

                  For purposes of this Section 5.3, this Agreement and the Brazil Agreement shall both be deemed to be executed as of February 29, 1996.

          5.4 Reduction in Number of Transponders as Overall Power on the PAS-6 Satellite is Decreased. Customer acknowledges that it has been advised by PanAmSat that it has become necessary to cease operating certain Transponders on PAS-6 and that it is anticipated that additional Transponders will be subject to such a power constraint in the future, so that the remaining Transponders continue to meet their applicable Performance or Service Specifications. The power on PAS-6 is currently sufficient to support [********************] consistent with the restrictions set forth in Section 2.2(b)(iii).

                  When [*****************************] can be anticipated,
before [*************] one of Customer's Transponders, PanAmSat shall [******] with Customer and all other entities who have agreed to purchase or take service from the Satellite and, provided that it is consistent with [************ ********************] and [**************] of the Satellite, shall allow
Customer and such other entities [******] to select which Transponder(s) shall be [****************]. To be effective, such selection must be given in writing, signed by Customer and all other entities referenced in the previous sentence, and given to PanAmSat before PanAmSat is required, as determined by [********************************] to proceed with the [******************] of
Transponder(s). If PanAmSat has not received such instructions, signed by all affected entities, at the time that [********************] is required, PanAmSat shall make the decision as to which Transponder(s) [****************** *******************] The [***************] of a Customer's Transponder under this Section 5.4 shall be treated as a [*********************] and shall count toward determining whether the applicable Transponder has [******************* ********************] This paragraph is not anticipated to be relevant to [*******************] but the principles stated will apply if it becomes necessary to do so; provided that it is agreed that the first of Customer's or [*******************] Transponders to be [************] shall be the [******]
Transponders" (as defined in the [************************]


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

                  If this Agreement is terminated as to PAS-6B without a PAS-6B Service Date (and, therefore, Customer remains on PAS-6), the then current power limitations on PAS-6 will be addressed in accordance with the preceding paragraph, subject to the following qualifications:

                           (a) Within five (5) days of termination of this
Agreement as to PAS-6B, PanAmSat shall notify Customer [*****************] as to the number of Transponders on PAS-6 that [*********************] at that time with existing PAS-6 power. For the avoidance of doubt, the power [********] set forth in Section 2.2(b)(iii) above shall not be considered for such purpose.

                           (b) If [******] will also be remaining on PAS-6
[*********************************] then Customer and [******] shall have fifteen (15) days to select by [************************] to PanAmSat which PAS-6 Transponders should be [**********************************] to leave
[***********] the [*************] number of Transponders specified in PanAmSat's notice, which selection PanAmSat shall follow as long as consistent with the overall health and performance of the Satellite. If Customer and [******] fail to give such notice within the time period specified, PanAmSat shall make the selection and so notify Customer and [******] within ten (10) days of the last day that Customer [**********] had to make such selection. Until the selection is made, Customer shall not increase its [***] of PAS-6 above that which is permitted under Phase 2, except with [********] written consent delivered to PanAmSat (but, in all events, when [**********] with [***************] within the overall Transponder power limits of PAS-6). The selection, once made, shall be deemed made retroactive to the day that this Agreement was terminated as to PAS-6B, with any of the Service Transponders on PAS-6 then specified to be [********************************] deemed to have [******************
***************] as of that date. Any further [********************] shall be handled in accordance with the general provisions of this Section 5.4.

                           (c) If [******] will not be remaining on PAS-6, then
(subject to any "Dual Illumination Period" rights it may have under the [**************************] Customer would only have to [***************
***************] Customer's Service Transponders in the event that there is not [********************] on PAS-6 to support Customer's Transponders, in which event the procedures set forth above would apply (but without requiring any concurrence by [******]


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

                  5.4A Limitation on Customer Discretion. Sections 5.3 and 5.4 notwithstanding, if Customer and NetSat exercise their rights to select which Transponder to [***************************] under those Sections in such a manner that the Minimum Complement of a particular Beam of the Primary Satellite is [******] , when a different selection would have resulted in that Minimum Complement being preserved (and no other Minimum Complement [******] for purposes of this Agreement, there shall be deemed to be [*******] of Minimum Complement; provided that if there is a further failure on a Confirmed Basis of Transponder capacity on the affected Beam (other than that which could have been avoided by a different selection), the Minimum Complement will then be deemed [******************] By way of example only, if, after the PAS-6B Service Date,
(i) only [***************] of the Service Transponders remain under this Agreement, while the use of [*********************] Transponders in the Brazil Beam (for NetSat) continues; (ii) a [**********************************] under
Section 5.4; and (iii) Customer and [******] elect to have [************ ***************************] in the Customer's Latin Beam [*****************]
(so that the number of Service Transponders in this Beam is reduced to [***********] instead of a Transponder assigned to NetSat, the Minimum Complement on the NTSC Beam shall not be deemed [***************]

                  5.4B Special Considerations Relative to the Operation of PAS-6 and PAS-6B at the [*******************]. It is not contemplated that, except during the Dual Illumination Period specified herein, NetSat and Customer would receive capacity from different Primary Satellites (i.e., one on PAS-6B and the other on PAS-6). The situation [***********] however, if at the time of the PAS-6B Service Date, the applicable Minimum Complement on PAS-6B can only be met for one of these entities, leaving the other on PAS-6. (For reference, when PAS-6 or PAS-6B serves as the "Primary Satellite" (as defined in the [********* ************] for [******] but not Customer, that Satellite is referred to in this Section as the "Other Satellite.") In such circumstances, after the Dual Illumination Period and during such period in which the PAS-6 and PAS-6B each serves as a "Primary Satellite," one for NetSat and the other for Customer, the following provisions shall apply:

                           (1) In the event that this Agreement is to be
terminated as to any individual Service Transponder pursuant to Section 7.3, whether due to a particular Transponder failure or an overall power reduction on the Satellite, to the extent technically feasible, [***************] shall have the right to select as to which Transponder this Agreement shall be terminated, provided that [****************]


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

selection leaves Customer with as many Transponders in the affected Beam of the Satellite that meet their Service Specifications as would be available had [***********] not exercised this right; provided further that, within sixty (60) days of the Execution Date, PanAmSat shall designate, by notice to Customer, four (4) Transponders on each Beam of PAS-6 and PAS-6B, that, to the extent technically feasible, including meeting the standard set forth in the previous proviso; would be the last Service Transponder(s) to be so selected for termination by PanAmSat.

                           (2) PanAmSat shall operate the PAS-6 and PAS-6B
Satellites in a manner so that their telemetry signals do not interfere with each other.

                           (3) For the avoidance of doubt, there is no
obligation of PanAmSat to provide or for Customer to take inter-Satellite protection (e.g., Service from either PAS-6 or PAS-6B as substitutes for the other).

         5.5 Customer Cooperation. If a Service Transponder fails to meet the Service Specifications, Customer shall use all reasonable efforts to cooperate and aid PanAmSat in curing such failure; provided that all reasonable efforts can be done at no cost to Customer. These obligations of Customer shall include, but not be limited to, the following:

                  (a) At the request of PanAmSat, if there is a problem that can be compensated for by increasing the power and/or changing other parameters of its transmission to a Satellite, without affecting its Customer's use of the Service, Customer shall do so to the extent it can with existing equipment; and

                  (b) Permitting PanAmSat, at PanAmSat's option, and at PanAmSat's cost and expense, to upgrade the Customer-Provided Facilities.

         5.6 Application to Individual Service Transponders. All determinations of failures on a Confirmed Basis and protection rights to be made under this
Article 5 shall be made on an individual Service Transponder by Service Transponder basis.

         5.7 Replacement Launch. Pursuant to the Letter Agreement, payments from Customer to PanAmSat totaling [*****************] toward a possible Loral replacement satellite are acknowledged; [*****************] of said amount has already


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                                       45
been or will be applied to offset Customer's obligation hereunder. It is further acknowledged that the remaining [*******************] is [******************]

ARTICLE 6.  PREEMPTIVE RIGHTS.

         6.1 (a) Preemptive Rights In Abnormal Circumstances. Customer recognizes that it may be necessary, in unusual or abnormal technical situations or other unforeseen technical conditions, for PanAmSat deliberately to preempt or interrupt Service to Customer from, and Customer's use of, one or more of the Service Transponders, solely in order to protect the overall health and performance of the Satellite(s). Such decisions shall be made by PanAmSat in its sole discretion, exercised in good faith. To the extent technically feasible, PanAmSat shall give Customer at least 24 hours' notice of such preemption or interruption and will use all reasonable efforts to schedule and conduct its activities during periods of such preemption or interruption so as to minimize the disruption of the services on the affected Satellite. Customer shall immediately cease transmissions to the Service is at such time as its use of the Service Transponder(s) preempted or interrupted pursuant to this Section. To the extent that such preemption results in a loss to Customer of its use of a Service Transponder sufficient to constitute a failure on a Confirmed Basis, Customer shall have all the rights and remedies regarding termination set forth in Articles 7.

                  (b) Testing in the Event of Failure. If the Service is not meeting Service Specifications, but Customer elects to continue to use (and pay for) the Service, as degraded, PanAmSat may, with Customer's reasonable consent as to the time such action will be taken, interrupt Customer's use as necessary to perform testing or take any other action that may be appropriate to attempt to restore the affected Transponder(s) to the Service Specifications. In such event, PanAmSat shall coordinate activities with affected customer(s) and shall use all reasonable efforts to minimize the overall disruption of use to the affected customer(s). If Customer refuses to provide the consent referred to in the first sentence of Section 6.1(b) when such consent is requested, the availability of remedies for failure to meet Service Specifications, including the use of Spare Equipment and Substitute Capacity and termination for failure to meet Service Specifications shall be commensurately delayed.


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

ARTICLE 7.  TERMINATION RIGHTS.

         7.1      Termination for Delay in Launch of PAS-6B.

                  If:

                  (a)(i) a [**************************] (as defined below)
occurs prior to [***********************] and (ii) (A)PanAmSat notifies Customer that either: (x) Hughes has not shipped (i.e., put in transport) the PAS-6B Satellite to the launch site by [***********************] unless the delay was due to the unavailability of the launch vehicle or other "Hughes Force Majeure" event, as defined below or (y) the Service Date of PAS-6B will not occur by [********************] (either which notice PanAmSat will give if circumstances make it clearly ascertainable that this is the case) or (B) the Service Date does not occur on or before [**********************];

                  Or

                  (b) whether or not a [**************************] has occurred as of [********************] if (A) PanAmSat notifies Customer that the Service Date of PAS-6B will not occur by [****************] (which notice PanAmSat will give if circumstances make it clearly ascertainable that this is the case) or
(B) the Service Date for PAS-6B does not occur by [****************]

                  Then

                  At any time prior to the launch of PAS-6B, Customer may terminate this Agreement as to PAS-6B on [*************] days' notice to PanAmSat, unless, in the case of clause a(ii)(A)(x) the required event takes place within said [************] days notice period. It is further agreed that, in the case of clause (a)(ii)(A)(x), Customer may give its notice, if the other circumstances for such notice are met, as early as [**********************] so as to make PanAmSat's cure period coincide with the [**************] deadline.

                  The foregoing notwithstanding:

                           (i) Customer shall not be permitted to terminate this
Agreement as to PAS-6B under this Section 7.1 as to a delayed event if it occurs within thirty (30) days of the date as Customer may have been previously notified that the relevant event was anticipated to occur without Customer exercising its


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                                       47
termination right within thirty (30) days of said notice; provided that, if Customer's termination right accrued before the occurrence of a [*********** ***********] and there subsequently occurs a [************************] Customer shall have another thirty (30) days (from the [*************************] to make its decision to terminate, whether the [**********************] occurs before or after [********************] except that this further right to terminate will not accrue if, at the time of the [**********************] PAS-6B has already been shipped (i.e., put in transport) to the launch site and the Service Date of the Satellite is scheduled to occur within sixty (60) days of the [**********************] and

                           (ii) Customer shall also not be permitted to
terminate this Agreement under this Section 7.1 unless at the same time [**************************************************] as to PAS-6B under
[***************************************************************************]

                  PanAmSat shall also be permitted to terminate this Agreement as to PAS-6B on notice to Customer, if the construction or launch of PAS-6B has been substantially delayed [***************************] by force majeure conditions and PanAmSat determines because of force majeure conditions not to proceed with the construction or launch of PAS-6B. In such event, PanAmSat shall give Customer immediate notice of PanAmSat's determination, which determination shall be made promptly following the event(s) of force majeure that lead to such a determination.

                  In any circumstances in which Customer has a right to terminate under this Section 7.1 and Customer's time period for decision overlaps the time period during which PAS-6B is scheduled to be shipped to the launch site, PanAmSat may require Customer to accelerate its decision process so that a decision is made before PAS-6B is actually shipped.

         7.1A. [************************************************] If there is a
[**********************************] prior to the launch of PAS-6B, Customer shall be permitted to terminate this Agreement as to PAS-6B on notice to PanAmSat to be exercised within thirty (30) days of the [*********** ************] (but in all events prior to the launch of PAS-6B); provided that [**********************************************] as to PAS-6B under
[*****************************************] agreement. In such event, within
[*****************] of invoice from PanAmSat, Customer shall [************ ********]


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

for [********************************************************************] to
[*********************************] in connection with the terminated PAS-6B program, provided that [************************] to [**************] in connection with said termination shall be reduced by whatever amounts [************************************] in connection with its [**********
************] to [*************] under [*************************************
************************************] and further provided that PanAmSat shall
[****************] to Customer or [******], as they shall [************] direct
PanAmSat in writing, any [*************************************
********************] given to [***********] of such [*******************] in connection with any mitigation of such liability that may be available, which [**********] shall use all reasonable efforts to enforce. The contract [************************************] that Customer and [******] are
[*****************************************************************************
********], in the event of a [**********************************] by PanAmSat, to use [************************************************************************
********************************************************************************
***********] In addition, if PanAmSat elects [*******] proposal (which PanAmSat agrees to do if Customer [************] have [********************] required to be [*******************************] under this Section 7.1A and the
[*****************************************************] Customer and [******]
are [***************************************************************************
********************************************************************************
********] from the above.

         If [******] does not [***********************************] as to PAS-6B under the [***********************************] Agreement, Customer's notice of termination under this Section 7.1A shall be treated as an [**************** ******] which, within thirty (30) days of receipt, PanAmSat may either (in writing) [******] or, instead, [******] but, if [*******************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
*****************************************************************] If PanAmSat
[********] (in writing) Customer's [************] termination under this paragraph (i.e., in circumstances where [***************************************


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                                       49

*************************************] neither Customer nor PanAmSat would have any further obligation to each other with respect to PAS-6B.

         7.1B Certain Definitions Relevant to Termination Provisions. As used herein:

                  (i) [*************************] means [*************] of a sufficient number of Transponders on [*******************] to [*****************
*****************************************************************] such that either:

                           (A) On or before [*********************] there is
[***********************************] (Customer's rights otherwise under
[******************************************] notwithstanding) on
[******************] that PanAmSat makes, or if permitted by Customer or [*******] could make, available to NetSat, Customer, and under PanAmSat's [*********************************************] to [*******] that would yield at least [***********************] on each of the [*********************
******************] and [*********] of [*************************] (in each case when [*******] with [**************] from the associated [********************
************************************************] that meet their applicable
[********************************************] or

                           (B) On or before [************************] there is
[*****************************************] (Customer's rights otherwise under
[**********************************************************] notwithstanding) on
[*****************] that PanAmSat makes, or if permitted by Customer or [*******] could make, available to NetSat, Customer, and under PanAmSat's [********************************************] to [*******] that would yield at least [***********************] on each of the [***************
******************************] and the [***********************] (in each case when [*******] with [*************] from the associated [***********************
****************************] respectively) that meet their applicable [******************************************]

                  unless

                           (C) PanAmSat is able (as to either (A) or (B)) to
[*******] a sufficient number of Transponders to [***************************
******************************************] within thirty (30) days of their applicable [*******] (i.e., as provided in [****************] of the Agreement, with respect to normal [********************] so that the applicable level of [********************] defined immediately above is not met;


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

provided that PanAmSat shall notify Customer if and as soon as it becomes clearly ascertainable to PanAmSat that sufficient [*********] to a level so that the [*******************] standard specified above will no longer be met is not possible, at which point Customer's notice of termination shall be effective, even if less than thirty (30) days after the point at which the [**********************] first occurred. Said cure period notwithstanding, for purposes of Section 7.1 and Section 7.1A, subject to PanAmSat's cure rights in
(C), the timing of the [***********************] shall be deemed to have occurred when the [***********************] standard in either (A) or (B) is met and Customer's right to give notice of termination (and period in which it has such right), subject to PanAmSat's cure rights, shall commence at the point of such cumulative failure; and

                  (ii) "Hughes Force Majeure" means any delay that is caused by act of God, or of the public enemy, fire, flood, earthquake, epidemic, quarantine restriction, strike, walkout, freight embargo, or any other event which is beyond its control or does not arise from the acts or omissions of Hughes or its respective subcontractors.

         7.2 Other PAS-6B Pre-Service Date Terminations. This Agreement shall also terminate as to PAS-6B in either of the following events: (i) PAS-6B suffers a Launch Failure or (ii) if, after a launch, which is not a Launch Failure but before the PAS-6B Service Date, the Minimum Complement of the Service Transponders on PAS-6B are not capable of meeting the Service Specifications unless Spare Equipment is provided by PanAmSat in accordance with
Section 5.3 so that the Minimum Complement of the Service Transponders is provided in accordance with their Service Specifications; provided that, if (A) one or more (but not the Minimum Complement) of the Service Transponders are capable of being provided in accordance with their Service Specifications, and
(B) at the time, at least as many Service Transponders on PAS-6B are capable of meeting their Service Specifications as Service Transponders on PAS-6 are capable of meeting their Service Specifications, termination under this clause
(ii) shall be at Customer's option exercisable (if at all) within fifteen (15) days of Customer's receiving notice of this condition. If Customer fails to exercise the termination right set forth in the previous sentence within the time specified, the Service Transponders meeting the Service Specifications shall, if PanAmSat so elects on notice to Customer within ten (10) days of the last day for Customer to have exercised the termination right, be deemed accepted under Section 2.2(e) above. As used herein, "Launch Failure"


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

means an event prior to the PAS-6B Service Date that results in the destruction of PAS-6B or the declaration of PAS-6B as a total loss (which includes a constructive total loss) under PanAmSat's launch and initial operations insurance policy for PAS-6B.

         7.3 Termination For Failure After the Service Date. Subject to Section 2.4, on a Transponder by Transponder basis, this Agreement shall automatically terminate if, after the applicable Service Date for the Satellite, a Service Transponder fails on a Confirmed Basis, unless, within thirty days of such failure, PanAmSat restores the Transponder to its Service Specifications using, if required, any available Spare Equipment or replaces the Transponder with Substitute Capacity from the same Satellite. In the event one or more of the Service Transponders fails on a Confirmed Basis and PanAmSat does not restore or replace the Transponder so that the Service Specifications are met, but one or more of Service Transponder(s) still meet the Service Specifications, this Agreement shall continue as to the remaining Service Transponder, so long as (with respect to PAS-6, on a Beam by Beam basis) the applicable Minimum Complement of Transponders applicable to the Satellite (or, on and after the date that is [***********************] after the Service Date for such Satellite, such lesser number of Service Transponders as Customer was actually using for the provision of DTH Service to the Territory immediately prior to such failure, which for purposes of this Section 7.3 would then be deemed to be the Minimum Complement) continues to meet their applicable Service Specifications. Subject to Section 5.4A above, if the applicable Minimum Complement cannot be provided, subject, in the case of PAS-3 Transponders, to PanAmSat's reconfiguration rights under Section 2.2 above, Customer shall be permitted to terminate this Agreement as to the remaining Transponders on the affected Beam of the affected Satellite. Said termination right shall be exercised, if at all, no later than six months after the occurrence of such event. Termination shall be effective immediately on notice to PanAmSat; provided that, at Customer's option, if within said six-month period, Customer enters into a binding agreement to take transponder capacity for the provision of its DTH Service from PanAmSat or another provider, Customer may, in its notice of termination, make its termination effective upon the date that such other capacity is available to Customer; provided that Customer shall have first sought such capacity from PanAmSat but PanAmSat was unable to provide the requested capacity within a comparable time period. In such event, Customer shall notify PanAmSat of the projected date of such


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

availability and of any change thereto. If Customer fails to exercise the termination right for the loss of the Minimum Complement within the period specified, this Agreement shall continue, with the number of Service Transponders that continue to meet their applicable Service Specifications (thereafter, that lower number being the "Minimum Complement"), [*************
********************************************************************************
********************************************************************************
***********************************]

                  7.4 Satellite [*****************] PanAmSat may determine to take a Satellite [*******************] or, in the case of clauses (d) or (e) or
(f) below, relocate it to other use if:

                           (a) in PanAmSat's [**************************] the
remaining [****] on board the Satellite is [***************************]
maintain [****************************************************************]
allowing sufficient [***********************] the Satellite;

                           (b) with respect to [*******] the Satellite [*******
**********************] or more [*********] Transponders or [**************
******************] Transponders to meet their applicable performance or service specifications;

                           (c)(i) with respect to PAS-6, the Satellite
[*********************************] or more Transponders to meet their applicable performance or service specifications, or (ii) with respect to PAS-6B, the Satellite suffers failure of sixteen (16) or more Transponders to meet their applicable performance or service specifications;

                           (d) with respect to PAS-6 or PAS-6B, the total of the
number of Transponders on the Satellite that have failed to meet their applicable performance or service specifications and, even if they have not failed themselves, the number of Transponders for which capacity is returned under the [*********************************************************************
**************************] or more for [*******] or [***********] or more for
[*******]

                           (e) with respect to the Primary Satellite, if
Customer or NetSat has agreed to [********************************************], at such time that said Successor Satellite is ready to be placed into commercial service, in which event,


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

PanAmSat shall promptly notify Customer of such determination and [*****************************************] or

                           (f) with respect to PAS-6B, at any time that a
Successor Satellite is ready to be placed into commercial service, but not earlier than the earlier of: (i) the date that is [********************] after the PAS-6B Service Date, or (ii) the date on which the Satellite is predicted by PanAmSat in its good faith judgment, to have remaining fuel on board PAS-6B for only [***********] (or less) life, assuming ordinary stationkeeping operations, plus sufficient fuel to de-orbit the Satellite (the "Time for Early Replacement").

                  The foregoing notwithstanding, in the case of clause (c), if:
(i) Customer agrees to make a [************************************************
*****] as defined in and determined in accordance with Article 16 of this Agreement, (ii) [********************] Service Fees required to be paid under this Agreement, Customer [*****************************************************
****************************************************] of the Satellite after the occurrence of the [*********] otherwise giving rise to PanAmSat's rights under clause (b), and (iii) permitting [***************************************]
PanAmSat's [***************************************] for the Satellite (other than as to the Service Transponders that would still be [************* *****************************************] PanAmSat will not take [**********
*******************************] pursuant to this clause (c) until the
[******************************************************************************]
On the date that the Satellite is [**************************] this Agreement shall [****************************] as to the [*******] Satellite.

         7.5 Termination By PanAmSat For Cause. PanAmSat may terminate this Agreement if Customer fails: (a) to make payment of any amount due and such amount remains unpaid within ten (10) business days after receiving from PanAmSat a notice of such nonpayment (but, only if the payment is at least twenty (20) business days past due at the time of termination), or (b) to cease any activity in violation of Section 4.1 or 6.1 upon receiving telephone or facsimile notice from PanAmSat (provided that PanAmSat shall not be entitled to terminate the Agreement under this clause (b) if all of the following requirements are met: (i) Customer is (and remains) in compliance with Section 15.5(a), and the operator on duty mistakenly did not implement PanAmSat's initial notice; (ii) the mistake was rectified as soon as it became apparent to Customer; (iii) appropriate steps are taken to prevent a future recurrence of the mistake and the problem is not


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

recurring; and (iv) no damage occurred as a result of the mistake or Customer immediately reimburses and indemnifies PanAmSat for all such damage, or (c) to cease any other activity in violation of Customer's material obligations under this Agreement other than any part of Section 1.8 of this Agreement (exclusive of the payment obligations set forth under clauses (iv) and (v) of Section 1.8(d) or Section 3.2(c), the failure of which to meet shall be subject to PanAmSat's termination and related rights under clause (a) of this Section 7.5) within thirty (30) days after receiving from PanAmSat a notice of such violation.

                  In the event of a termination under Section [******] PanAmSat may declare immediately due and payable the [*******] for all of the Service Transponders based on the then predicted life of the Satellites, provided that, if such termination occurs during Phase 2, calculations will be made assuming no retention of PAS-3 or PAS-6 Transponders upon the Service Date of PAS-6B (which will be assumed to occur on its then predicted date), and if termination occurs during Phase 3A, calculations will be made assuming that the termination right specified in [************] if still available would be exercised. Such amount shall then be [************] for [*******************************************
*******************] from the date paid to the date otherwise due in the absence of termination. In the event of a termination under Section [****************] Customer shall be responsible for payments of the remaining [*******] for all of the Service Transponders that would be otherwise due and as they would otherwise become due on and after the date of such termination; provided that if Customer fails to make payment of any such amount due and such amount remains unpaid within ten (10) business days after receiving from PanAmSat a notice of such nonpayment (but only if payment is at least twenty (20) business days due at the time of termination), then PanAmSat may declare immediately due and payable the remaining Service Fees [*******************************************************
**********************] as provided above. For purposes of this paragraph, [*******] shall be deemed to equal the greater of: [**************************
****************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
******************************************************************************]

                  The foregoing notwithstanding, with respect to PAS-6, if the termination right under Section [****] has been exercised, Customer's termination


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                                       55
liability under this Section 7.5 shall be limited to the amount calculated as due above through the date that is fifteen (15) years, seven (7) months after the PAS-6 Service Date.

                  In the event of such termination, in addition to all of PanAmSat's other remedies at law or in equity, PanAmSat shall be entitled to [***] the Service Transponders or to [****************] on such Transponders to [**************] PanAmSat [***********] and Customer shall [*****************]
to any [****************] with respect to such [***] or any [********] of amounts paid to PanAmSat; provided, as follows: In the event that Customer has paid (and, if applicable, continues timely to pay to) PanAmSat all amounts due hereunder including, without limitation, pursuant to the preceding paragraphs of this Section 7.5 (the "Termination Payment(s)"), PanAmSat shall use all [******************] to [***********] the Service Transponders and in the event PanAmSat subsequently reaches an agreement to provide service to a [***************] a Service Transponder during the period that said Service Transponder would have otherwise been available to Customer hereunder, PanAmSat shall remit to Customer as a [********] of the Termination Payment(s) any [**************] it receives from [******************] with respect to such
Service Transponder during such period, up to the Termination Payment(s) paid by Customer for such Service Transponder over and above all Service Fees that were paid or due prior to the date that this Agreement was terminated, less (i) any amounts owed by Customer to PanAmSat under this Agreement; (ii) any [*******************] (including [*****************************************] by
PanAmSat in [**************************] such amounts from Customer; (iii) any other [******************************] by PanAmSat as a result of Customer's breach of its obligations hereunder; (iv) any [******************] (including [*****************************************] by PanAmSat in [*************] such
Service Transponder to, or [**************] a [******************] with,
[****************] and (v) any [******************************] by PanAmSat in
[*****************************] and equipment for which PanAmSat is not [**********************] that may be associated with the provision of such service in addition to those agreed to be provided under this Agreement. Nothing herein shall be [********************] PanAmSat to [**************] such
[*************************] if the [********] of the party, the party's proposed use of the transponder or [***********] for terms and conditions for service, or other reasonable and appropriate factors, lead PanAmSat [************** ******************] to determine not to enter such a service agreement; nor shall PanAmSat be obligated to [****] the capacity formerly used to provide Service to


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

Customer [*******] of any other [************] that PanAmSat may also have available. Customer acknowledges that the foregoing rights of PanAmSat: (i) are [***************] under all of the circumstances existing as of this date; (ii) constitute [*********************] for the [*****] of a [**********]; and (iii)
do [**************************]

         7.5A The foregoing notwithstanding, PanAmSat shall not be permitted to terminate this Agreement under Section 7.5(a) if, for reasons beyond the reasonable control of Customer and any Customer Company, Customer is prohibited by a law of general applicability from making payments to PanAmSat (a "Payment Force Majeure") and all of the following conditions are met: (i) regardless of any Payment Force Majeure, Customer (or a third party on Customer's behalf) makes payment, including late payment charges, of all unpaid amounts within either (A) sixty (60) days of the date otherwise due, or (B) ninety (90) days of the date otherwise due (without regard to the application of the letter of credit specified below) if prior to the Payment Force Majeure event, Customer shall have caused a New York commercial bank, acceptable to PanAmSat, to provide PanAmSat with a letter of credit, in form and substance acceptable to PanAmSat, for one month's payment (as measured as of the time of the Payment Force Majeure), entitling PanAmSat to draw down payment upon notification to it by Customer of the existence of a Payment Force Majeure and PanAmSat shall, in fact, have been permitted to draw down such amount (so that Customer's total permitted late payment under this paragraph is no more than sixty (60) days);
(ii) Customer promptly notifies PanAmSat of the existence of the Payment Force Majeure (in all cases within any grace period for nonpayment otherwise permitted under Section 7.5(a)), uses all reasonable efforts to have the condition giving rise to the Payment Force Majeure removed as soon as possible, and (iii) Customer uses all commercially reasonable and legal methods to have payment made as soon as possible, from sources (including, on Customer's behalf, from Customer Companies) as to which the Payment Force Majeure does not apply, and keep PanAmSat promptly apprised of such efforts.

                  If all of the conditions set forth above, except (i) are met, PanAmSat shall still have the right to exercise all of the remedies stated in
Section 7.5; provided that, in such circumstances, if within one hundred and eighty (180) days of the permitted termination of this Agreement, Customer is able to make payments, including for the period during which this Agreement was terminated (less any payment PanAmSat may have received from third parties for the relevant capacity


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

during this period), to the extent that PanAmSat has not already committed the Service Transponders to other customers, it shall permit Customer to recommence the operation of this Agreement, upon payment of such amounts, the next monthly payment due, and late payment charges.

         7.6 Rights and Obligations Upon Termination. Upon termination of this Agreement in accordance with any of Sections 7.3, or 7.4 above, or Sections 7.7, 7.8, 7.9, or 8.1 below or if this Agreement expires by its terms, [*************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
************************] The termination of this Agreement for any reason in accordance with this Agreement shall extinguish all of PanAmSat's obligations to provide, and Customer's obligations to accept and pay for, the Service under this Agreement, but shall not relieve either party of any obligation that may have arisen prior to such termination, including (without limitation), under
Section 7.5 above, nor shall termination affect the parties obligations under
Article 11 ("Confidentiality") that shall survive termination of this Agreement.

         7.7 Termination for Patent Infringement. In the event that: (a) PanAmSat's provision of the Service infringes upon the patents or intellectual property rights of third parties; (b) such infringement exists independent of the combination of the Service with any Customer-Provided Facilities; and (c) as a result, Customer cannot use the Service Transponders without infringing upon the patent or intellectual property rights of third parties, Customer may terminate this Agreement as to the affected Satellite upon thirty (30) days' notice to PanAmSat, unless (i) such infringement ceases to exist within this thirty (30)-day notice period; or (ii) PanAmSat agrees (to the extent that Customer is not protected under the indemnity provided by PanAmSat's Satellite manufacturer) to indemnify and hold harmless Customer from any claim or suit based on such infringement and arising from PanAmSat's continued provision and Customer's continued use of the Service Transponders on and after the date that PanAmSat agrees to so indemnify Customer. In this latter instance, Customer agrees to cooperate with PanAmSat and the Satellite manufacturer, as applicable, in the defense of such claim and specifically agrees, as a condition to this indemnity, to take all steps within its power that are required of it and/or that are necessary for PanAmSat to take in order to


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

receive the benefits of the Satellite manufacturer's indemnify, in accordance with the relevant provisions of PanAmSat's contract with the Satellite manufacturer.

         7.8 Cross Termination by Customer. Upon the termination of this Agreement with respect to the entire Primary Satellite under any of Sections 7.3, 7.4, 7.7, 7.9, or 8.1, Customer shall have the option to terminate this Agreement as to the PAS-3 Satellite effective immediately on notice to PanAmSat. Such notice must be given, if at all, at the same time that Customer notifies PanAmSat of its termination of this Agreement as to the Primary Satellite, or, if termination of the Primary Satellite occurs under the listed sections on PanAmSat's notice to Customer, within ten (10) days of that notice. For the avoidance of doubt, other than under Section 7.5 (Termination by PanAmSat of Cause), the termination of this Agreement with respect to PAS-3 or, provided that the Minimum Complement is maintained on the Beam(s)), partial termination of this Agreement as to individual Transponders, shall not result in a termination of this Agreement as to other Transponders, nor (except under Section 7.5) shall the termination of this Agreement as to one of PAS-6 or PAS-6B result in the termination of this Agreement as to other one.

         7.9 Early Termination Right. In recognition of the additional risks to maintaining satellite operations beyond the specified design life of the Satellite, Customer shall have the right, subject to the conditions specified in this Section 7.9, to terminate this Agreement [******************** *****************************************] after the PAS-6 Service Date.
Exercise of such termination rights by Customer must occur, if at all, on or before the earlier of: (a) the [********************************] of the PAS-6
Service Date; or (b) [*************************] PanAmSat notifies Customer of PanAmSat's firm intention to launch a Successor Satellite, with the intention to place it into commercial service prior to the end of the [************* *************] if Customer exercises its termination right under this Section 7.9, but in no event shall such exercise decision be required earlier than [****************************************] PAS-6 Service Date.

ARTICLE 8.  FORCE MAJEURE.

         8.1 Failure To Commence Service Or To Perform. Any failure or delay in the performance by PanAmSat of its obligation to commence or to continue to provide Service shall not be a breach of this Agreement, if such failure or delay results from any Act of God, governmental action (whether in its sovereign or


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

contractual capacity), or any other circumstance reasonably beyond the control of PanAmSat, including, but not limited to, receive earth station sun outage, meteorological or astronomical disturbances, earthquake, hurricane, snowstorm, fire, flood, strikes, labor disputes, war, civil disorder, epidemics, quarantines, embargoes, or acts or omissions of Customer or any third parties (except that the acts or omissions of third parties acting on behalf of PanAmSat, including PanAmSat's Satellite manufacturer and launch contractor, shall not constitute a force majeure unless their acts and omissions are themselves the result of force majeure conditions of the kind set forth above). Subject to the following sentence, either party shall be permitted to terminate this Agreement, as to the affected Service Transponder(s), if, because of force majeure conditions: (a) after the applicable Service Date for the Satellite, PanAmSat does not make Service in accordance with the Service Specifications available, the Service Transponders meeting the Service Specifications and their availability cannot be recommenced within sixty (60) days; or (b) the nature of the force majeure event makes it clearly ascertainable that PanAmSat's ability to make available the Service from the Service Transponders meeting the Service Specifications will not be able to recommence within this sixty (60) day period. The foregoing notwithstanding, Customer's rights to terminate under Sections 7.1, 7.1A, and 7.2, and, to the extent a failure to provide Service results from a malfunction of a Satellite, under Section 7.3, shall be governed by those Sections. Customer shall not be permitted to terminate this Agreement if PanAmSat's inability to perform is due to acts or omissions of Customer or its employees, agents, or contractors that are not in conformance with Appendix D or for intermittent failures due to any or all of the following: sun outages, meteorological or astronomical disturbances. In addition, in circumstances that are not governed by Sections 7.1, 7.1A, 7.2, or 7.3 and that are not due to events described in the previous sentence, if Service is not made available by PanAmSat in accordance with the Service Specifications during a [***************] due to a force majeure condition, provided that Customer ceases use of the affected Service Transponders during such period (except in coordination with PanAmSat to determine if the Service can be restored to the Service Specifications), the [**************************] due from Customer for the affected Service Transponders during the applicable [***************] shall be adjusted pro rata to reflect the period during which Service from the Service Transponders was not made available. [*****************************************
***********]


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

ARTICLE 9.  LIMITATION OF LIABILITY AND INDEMNIFICATION.

         9.1 Limitation Of PanAmSat's Liability. EXCEPT AS EXPRESSLY PROVIDED IN
SECTION 7.6 ABOVE, ANY AND ALL EXPRESS AND IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR ANY PURPOSE OR USE, ARE EXPRESSLY EXCLUDED AND DISCLAIMED. IT IS EXPRESSLY AGREED THAT PANAMSAT's SOLE OBLIGATION AND CUSTOMER'S EXCLUSIVE REMEDIES FOR ANY CAUSE WHATSOEVER ARISING OUT OF OR RELATING TO THIS AGREEMENT ARE LIMITED TO THOSE SET FORTH IN SECTIONS 2.2(b), 5.3, 8.1, 9.4, AND 9.5 AND ARTICLE 7 AND ALL OTHER REMEDIES OF ANY KIND ARE EXPRESSLY EXCLUDED. In no event shall PanAmSat be liable for any incidental or consequential damages or loss of revenues, whether foreseeable or not, occasioned by any defect in the Satellite(s), the Transponders or the provision of the Service Transponders to Customer, any delay in the provision of Service to Customer, any failure of PanAmSat to continue to provide Service, or any other cause whatsoever.

         9.2 Limitation Of Liability Of Others. Without limiting the generality of the foregoing, Customer acknowledges and agrees that it shall have no right of recovery for the satisfaction of any cause whatsoever, arising out of or relating to this Agreement, against (a) any supplier of services or equipment to PanAmSat in connection with the construction, launch, operation, maintenance, tracking, telemetry and control of the Satellite(s) or the Service Transponder(s), or the provision of the Service Transponders to Customer in any circumstances in which PanAmSat would be obligated to indemnify the supplier, or
(b) any officer, director, employee, agent or partner of (i) PanAmSat or (ii) any service or equipment provider under 9.2(a). Except as provided in Article 17 and Appendix L and, subject to PanAmSat's rights as a third party beneficiary under Section 1.4(b) of this Agreement, PanAmSat acknowledges and agrees that it shall have no right of recovery for the satisfaction of any cause whatsoever, arising out of or related to this Agreement, against any officer, director, employee, agent or partner of Customer, except with respect to any partner or agent to the extent arising out of the transmission of signals to the Satellite(s) by it or on its behalf.

         9.3 Indemnification. Customer shall defend and indemnify the "PanAmSat Group" (defined herein to mean PanAmSat and all officers, directors, employees, agents and partners of PanAmSat) from any claims, liabilities, losses,


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

costs, or damages, including attorneys' fees and costs, arising out of the provision of Service to Customer from, or Customer's use of, the Satellite(s) or the Service Transponder(s), that (a) is caused by the fault or negligence of Customer, (b) arises under a warranty, representation, or statement by Customer to any third party in connection with transmissions carried on the Service Transponders, (c) arises out of the content of programming, including any libel, slander, obscenity, indecency, pornography, religious fanaticism, or political advocacy, infringement of copyright, infringement of patents, breach in the privacy or security of transmissions; or (d) arises out of disputes between or among Customer and any program supplier and/or its program recipients. The limitation of liability set forth in this Article 9 shall apply to, and the indemnifications set forth in this Article 9 shall run in favor of, the PanAmSat Group.

         9.4 Equitable Relief. Nothing contained in this Article 9 or elsewhere in this Agreement shall preclude either party from seeking injunctive relief to prevent a willful breach or to compel performance in the event of a willful failure to comply with this Agreement.

         9.5 Patents, Copyrights, Mask Work Rights and Proprietary Computer Programs. To the extent that the manufacturer of the Satellite(s) or any part thereof may be obligated to indemnify PanAmSat for any infringement of any patent, copyright, "mask work" (as defined in the Semiconductor Chip Protection Act, 17 U.S.C. Secs. 901-14) right or other proprietary computer right with respect to the manufacture of, or provision of services from the Satellite(s) and the Service Transponders and such indemnification obligations may be passed through to protect PanAmSat's customers, PanAmSat shall pass such protection through to Customer; provided, that PanAmSat makes no representation or warranty that any manufacturer's indemnification obligation exists or will continue to exist or may be passed through; and provided further that, to the extent such indemnification rights are limited, PanAmSat may equitably share such indemnification protections for the common benefit of PanAmSat and its customers.

         9.6 Indemnitor Rights. If Customer is obligated to provide indemnification pursuant to this Article 9 or PanAmSat undertakes to indemnify Customer under Section 7.7, the indemnifying party (the "Indemnitor") shall promptly defend any claims against the party entitled to indemnification (the "Indemnitee") with counsel of Indemnitor's choosing at its own cost and expense.

The Indemnitee shall allow the Indemnitor to control the defense and cooperate with, and assist as reasonably requested by, Indemnitor in the defense of any such claim, including the settlement thereof on a basis stipulated by Indemnitor (with Indemnitor being responsible for all costs and expenses of defending such claim or making such settlement); provided, however, that (1) Indemnitor will not, without the Indemnitee's consent, settle or compromise any claim or consent to any entry of judgment which does not include the giving by the claimant or the plaintiff to the Indemnitee of an unconditional release from all liability for which the Indemnitor does not fully indemnify the Indemnitee with respect to such claim, (2) the Indemnitee shall be entitled to participate at its sole expense in support of Indemnitor's action in the defense of any such claim and to employ counsel at the Indemnitee's own expense to assist in the handling of such claim, and (3) the Indemnitee shall have the right to pay, settle or compromise any such claim as to itself, provided that in such event Indemnitor shall be relieved of any liability or obligation which would otherwise then or thereafter have existed or arisen in respect of such claim.

         9.7 Limitation of Liability [**************************************]
Customer's money damages exposure to PanAmSat with respect to any breach of obligations under Section [***************************************************
******************************************************************************
********************] shall be no greater than would be PanAmSat's liability exposure to Customer for a breach by PanAmSat of its obligations under that Section; i.e., [*******************] is [***********] to [**********
*************] and neither party is precluded from seeking injunctive relief in the event of a willful breach.

ARTICLE 10.  SUBORDINATION AND ASSIGNMENT.

         10.1       Intentionally Deleted.

         10.2       Collateral Trustee

                    With respect to PAS-3:

                    (a) Customer hereby acknowledges that this Agreement and all rights granted to Customer hereunder are subject and subordinate to a security interest and lien in favor of First Trust National Association (the "Trustee"), as the same may be assigned (the "Security Interest") in and to the Transponder(s) that


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

may be owned and operated by PanAmSat and which are the subject of this Agreement (and/or the proceeds from the sale or other disposition of all or any portion thereof, or any insurance that may be received by PanAmSat as a result of any loss or destruction of, or damage to, the Transponders identified above). The Security Interest shall be deemed to arise under all security agreements, indentures, mortgages, pledge agreements and other collateral documents between Trustee and PanAmSat, including all renewals, modifications, consolidations or replacements thereto (collectively, the "Collateral Documents"). Notwithstanding the Security Interest, the Trustee agrees that Customer shall continue to have the benefits of this Agreement notwithstanding any default on the part of PanAmSat under the Collateral Documents, so long as (i) Customer is not in default under the terms and conditions of this Agreement, (ii) Customer shall not pay any of its obligations under this Agreement more than 30 days prior to their scheduled payment date under this Agreement, (iii) this Agreement is not supplemented, amended or extended or otherwise modified in any manner which adversely affects the interests of the Trustee on behalf of the holders of the Senior Secured Notes (as defined in the Collateral Documents) in a degree greater than the manner in which it adversely affects PanAmSat, and (iv) after receipt of notice from the Trustee of a default by PanAmSat under the Collateral Documents, Customer agrees to make, and makes, all payments thereafter as instructed by the Trustee.

                    (b) Customer acknowledges and consents to the foreclosure, should it occur, upon this Agreement by the Trustee or its designee, successor or assignee, and the consequent replacement of PanAmSat under this Agreement by the Trustee, its designee, successor or assignee, or another purchaser or assignee, provided that any successor to PanAmSat under this Agreement (i) expressly assumes PanAmSat's obligations hereunder for the benefit of Customer, and (ii) succeeds to substantially all of the right, title, and interest in and to all assets of PanAmSat reasonably necessary for such successor to perform its obligations under this Agreement. Upon such succession and assumption by a party other than the Trustee, the Trustee and its successors under this Agreement, other than the ultimate successor, shall be released from any further liability under this Agreement.

                    (c) The Trustee shall be entitled to exercise all rights and to cure any defaults of PanAmSat under this Agreement, within such cure period as may be available to PanAmSat under this Agreement. Upon receipt of notice from the

Trustee, Customer agrees to accept such exercise and cure by the Trustee and to render all or any part of the performance due by Customer under this Agreement to the Trustee.

                    (d)       Intentionally Deleted.

                    (e) The Trustee shall be deemed an express third party beneficiary of this Section 10.2. This Section 10.2 shall be self-operative and no further instrument of subordination shall be required by any security agreement, mortgage or other document reflecting the Security Interest to make this subordination effective. In confirmation of such acknowledged subordination, Customer shall execute promptly any instrument or certificate which PanAmSat or the Trustee may reasonably request.

         10.3 Subordination to Other Entities. Customer acknowledges and agrees that PanAmSat may grant security interests in the Transponders and/or the Satellite(s). In such event, provisions that are the same as in Section 10.2 above or, to the extent that changes are requested by another secured party, similar provisions shall apply.

         10.4 PanAmSat's Right To Assign. Customer agrees that PanAmSat may assign its rights and interests under this Agreement and to the Satellite(s) and any or all sums due or to become due under this Agreement to an assignee for any reason; provided that, except with respect to the granting of a security interest or the assignment of a right to payment, such assignee agrees in writing to assume all of the duties and obligations of PanAmSat hereunder. Customer agrees that upon receipt of notice from PanAmSat of such assignment, Customer shall perform all of its obligations directly for the benefit of the assignee and shall pay all sums due or to become due directly to the assignee, if so directed. Upon receipt of notice of such assignment, Customer agrees to execute and deliver to PanAmSat such documentation as assignee may reasonably require from PanAmSat. As used in this Section 10.4, assign shall mean to grant, sell, assign, encumber or otherwise convey directly or indirectly, in whole or in part.

         10.5 Customer Assignment. Customer may assign its rights under this Agreement only in whole, only to an Approved Participating Company (or any entity Controlled by one or more of the Approved Participating Companies), and only if the following conditions are satisfied: (a) the proposed assignee in writing assumes all of Customer's obligations with respect to this Agreement and agrees to be treated as Customer for all purposes under this Agreement; (b) such written undertaking is delivered to PanAmSat at least thirty (30) days in advance of the assignment; (c) Customer guarantees assignee's performance of payment obligations which obligations shall also continue to be subject to the guarantee requirements stated under Article 17 below; and (d) either (i) the assignee agrees in writing to continue the programming practices of Customer, or
(ii) the assignee is one of the Approved Participating Companies as to whom (as shown in Appendix I) PanAmSat has consented to its current programming practices and said assignee agrees to follow the assignor's current programming practices (as exist as of the date of this Agreement) with respect to the use of the Service Transponders, or (iii) or PanAmSat consents to such assignment in advance and in writing, such consent not to be unreasonably withheld or delayed; it being understood that PanAmSat may withhold its consent only if PanAmSat determines, in good faith, that some or all of the assignee's programming may be pornographic, involve religious fanaticism or political advocacy, obscene, indecent, slanderous, or in violation of any governmental programming restrictions. Without limitation, any assignee shall be required to use the Transponders assigned in accordance with Section 1.4.

                           Customer shall also be permitted to assign, in part,
but not in whole, or in collective parts but that do not equal a whole, its obligation to make payment and such other limited rights, and associated obligations, as Customer and PanAmSat shall negotiate in good faith for Service from individual Transponders to local distributors of Customer's DTH Service in which Customer or any Approved Participating Company holds, directly or indirectly, at least, or in combination with each other, at least 25% of its equity ("Partial Assignees"), provided that: (i) all of the conditions set forth in the previous paragraph are met (except, as to (a), that the assumption shall be limited to the obligations and rights so assigned pursuant to the above pursuant to an assignment and assumption agreement that shall reflect what is to be agreed above and shall otherwise be in form and substance satisfactory to PanAmSat, as it shall determine in good faith, and that condition (d) is met under alternative (d)(i) only); (ii) all rights and obligations of Customer under this Agreement shall be interpreted and exercised, regardless of any such partial assignment, as an integrated whole (e.g., Minimum Complement) and any failure of any Partial Assignee or Customer to perform its obligations to PanAmSat may be treated by PanAmSat as a failure of Customer and all of its Partial Assignees to perform, and PanAmSat may exercise its remedies accordingly; (iii) Customer shall act as the sole agent for any Partial Assignee for purposes of implementing this Agreement, both to provide a single point of contact for notice from PanAmSat and to give PanAmSat notice of any exercise of rights by a Partial Assignee (PanAmSat being entitled to rely on a notice given to it by Customer, in this regard, without inquiry); (iv) any such partial assignment notwithstanding, PanAmSat's sole liability under this Agreement shall be, as otherwise specified in this Agreement, to Customer and Customer shall indemnify and hold harmless PanAmSat from any cause of action of any kind that may be brought against PanAmSat by any Partial Assignee that is derived in any respect from any partial assignment that may be permitted hereunder (including, without limitation, any dispute between or among Customer and its Partial Assignees), including the reimbursement of PanAmSat for reasonable attorneys fees and costs associated with defending such action, and for any other material costs or damages that PanAmSat may incur by virtue of having permitted a partial assignment that PanAmSat would not have been reasonably likely to have incurred had this Agreement not been so partially assigned and had remained entirely with Customer. For the avoidance of doubt, under no circumstance shall Customer be permitted to assign separately from a permitted assignment of the entire Agreement its rights under Articles 16 or 18 hereof.

         10.6 Successors. Subject to all the provisions concerning assignments, above, this Agreement shall be binding on and shall inure to the benefit of any successors and assigns of the parties. The foregoing notwithstanding, no assignment of this Agreement shall relieve either party of its obligations to the other party, without the express written consent of the other party, not to be unreasonably withheld. Any purported assignment by either party not in compliance with the provisions of this Agreement shall be null and void and of no force and effect.

         10.7 No Resale. Except as expressly permitted in Sections 1.4, 1.6, 7.1A, and 10.5, the Service Transponders are being provided for Customer's own use and in no event shall Customer be permitted to resell them, in whole or in part, to any other person or entity. This Section 10.7 shall not be construed to prohibit the Customer from subleasing capacity to the extent permitted in
Section 1.4 hereof, for usage and [**********************] purposes that are consistent with Customer's obligations to PanAmSat under this Agreement.


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

ARTICLE 11.

         11.1 Publicity. The terms of this Agreement, the transactions contemplated herein, and the information exchanged in their connection shall be kept strictly confidential by the parties and their advisors and shall be used solely for the purposes contemplated by this Agreement and specifically not in any way for purpose of competing with any party hereto or any of its Affiliates; provided, however, that the parties may disclose such information: (i) to their respective shareholders, directors, officers, partners, lenders, insurance agents, accountants, and advisors on an as needed and confidential basis and the foregoing agree (or are subject to agreement or other obligations of professional responsibility (e.g., lawyers) to keep such information confidential; (ii) to regulatory authorities or the general public if and to the extent a party is required by law or securities exchange rules or regulations to make such disclosures (including, but not limited to, in connection with a public offering); (iii) to actual and proposed potential partners, investors, lenders, and successors in interest; and (iv) News, Televisa, TINTA, Globo, Mexico Platform, NetSat, entities under any of their Control and such venture as some or all of them may form in connection with the provision of DTH services on an as needed and confidential basis. Subject to the proviso of the preceding sentence, the parties will mutually agree on the timing and substance of the initial announcement of this Agreement to the general public. To the extent practicable, any other disclosures to the general public will be coordinated and approved by the parties prior to release.

ARTICLE 12.  REPRESENTATIONS, WARRANTIES AND COVENANTS.

         PanAmSat has (for PAS-3 and PAS-6) or will use all reasonable efforts to obtain by the PAS-6B Service Date (for PAS-6B) and will use all reasonable efforts to maintain all consents and authorizations from the FCC and other governmental entities that may be necessary to provide the Service as contemplated in this Agreement; provided that, except as it may relate to actions that may need to be taken with third parties or non-U.S. governmental agencies a "best efforts" standard shall apply to PanAmSat's activities before the FCC with respect to PAS-3, PAS-6, and PAS-6B. Subject to the understanding that certain consents and authorizations have not yet been obtained and that certain applications in this regard may be pending or subsequently filed with the FCC or other applicable governmental entity,

PanAmSat and Customer each represents and warrants to, and agrees with, the other that:

         12.1 Authority. It has the right, power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement shall not result in the breach or non-performance of any document, instrument or agreement by which it is bound.

         12.2 Partnership And Corporate Approvals. It has taken all requisite partnership or corporate action, as applicable, to approve execution, delivery and performance of this Agreement, and this Agreement constitutes a legal, valid and binding obligation upon itself in accordance with its terms.

         12.3 Consents. The fulfillment of its obligations will not constitute a material violation of any existing applicable law, rule, regulation or order of any governmental authority. All necessary or appropriate public or private consents, permissions, agreements, licenses or authorizations necessary for the performance of its obligations under this Agreement to which it is subject have been obtained, or it will use all reasonable efforts to obtain, in a timely manner.

         12.4 Litigation. To the best of its knowledge, there is no outstanding or threatened judgment, pending litigation or proceeding, involving or affecting the transactions provided for in this Agreement, except as set forth in the "Disclosure Schedule" set forth in Appendix G or as has been previously disclosed in writing by either party to the other.

         12.5 No Broker. It does not know of any broker, finder or intermediary involved in connection with the negotiations and discussions incident to the execution of this Agreement, or of any broker, finder or intermediary who might be entitled to a fee or commission upon the consummation of the transactions contemplated by this Agreement.

         12.6 Good Faith. Each party shall carry out its obligations under this Agreement, including (without limitation) with respect to all matters requiring that a consent be given, in good faith.

ARTICLE 13.    ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS OF PANAMSAT.

         13.1 Orbital Location. PanAmSat has been authorized to construct, launch, and operate PAS-3 and PAS-6 in geostationary orbit at 43(degree) West Longitude ("W.L."). PanAmSat will promptly apply to the FCC for authority to launch and operate PAS-6B in geostationary orbit at 43(degree) W.L . As long as Customer has rights to Service hereunder from the applicable Satellite, PanAmSat shall use such orbital location (or, to the extent that PanAmSat obtains FCC authority to do so, any location(s) within five degrees of 43(degree) W.L.), unless prevented by subsequent order of the FCC, in which event PanAmSat shall use such orbital position(s) closest to the range identified above that the FCC may designate. PanAmSat shall use all reasonable efforts to resist any move of the Satellite(s), from which Customer has right to Service, from outside the orbital range specified above. In the event that PanAmSat is required to change the Satellite(s) orbital location, such change shall not affect the continuing validity of this Agreement, except to the extent such change prevents PanAmSat from providing Customer with Transponders that meet the Service Specifications, in which event the termination provision set forth in Section 7.3 shall apply. The foregoing notwithstanding, the parties agree that the placement of a Satellite outside of the orbital range from 38(degree) West Longitude through and including 48(degree) West Longitude shall, for purposes of Section 7.3, constitute a failure of the Service Transponders on that Satellite to meet their Service Specifications.

         13.2 Government Authorizations. PanAmSat shall use all reasonable efforts to obtain and maintain all necessary governmental authorizations or permissions to operate the Satellite(s) and to comply in all material respects with all FCC and other governmental regulations regarding the operation of the Satellite(s); provided that, except as it may relate to actions that may need to be taken with third parties or non-U.S. governmental agencies, a "best efforts" standard shall apply to PanAmSat's activities before the FCC with respect to PAS-3, PAS-6, and PAS-6B.

         13.3 Operational Reports. PanAmSat shall provide Customer a quarterly written operational report concerning the Satellite(s) which shall include information regarding the status of Spare Equipment and updated projections regarding the predicted life of the Satellite(s). PanAmSat shall also notify Customer as soon as practicable of any significant anomalies with respect to a Satellite which


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have a material effect on the Service Transponder(s) or materially reduce the projected life of a Satellite.

ARTICLE 14.      PROGRESS REPORTS, INSPECTIONS AND ACCESS TO WORK IN PROGRESS.

         14.1 Progress Reports. Beginning not later than ninety (90) days after the date of execution of this Agreement and continuing until the PAS-6B Service Date, PanAmSat shall furnish to the Customer on a monthly basis a written progress report that shall state PanAmSat's projected scheduled launch date and projected date that Service will commence for PAS-6B. PanAmSat shall notify Customer as soon as possible of any significant change in the then-anticipated PAS-6B Service Date, including any anticipated delay beyond the Latest Anticipated Service Date for PAS-6B or any change in the month of anticipated delivery or of launch for PAS-6B beyond October, 1998, and of any formal notification of a delay in construction or launch of PAS-6B that PanAmSat may receive from its construction or launch contractors. PanAmSat shall keep Customer informed periodically of written communications to PanAmSat from the FCC which materially affect PanAmSat's ability to fulfill its obligations to Customer under this Agreement and to timely provide the Service, and shall promptly deliver copies to Customer of any such written communications.

         14.2 Inspection Rights of Customer. PanAmSat shall give Customer reasonable notice of the commencement of pre-commercial service in-orbit testing for PAS-6B. Subject to the consent of PanAmSat's manufacturer, which PanAmSat shall seek to obtain and Customer's execution of any additional proprietary data agreement that the applicable manufacturer may require, Customer shall be given access to the test data from such tests that are relevant to the Service Specifications of Service Transponders and Customer shall be allowed to be present during such in-orbit testing.

                  In addition, again subject to the consent of the manufacturer and the execution of any necessary proprietary data agreement that the manufacturer may require, PanAmSat shall give Customer access to pre-commercial service test information and reports relevant to the PAS-6B Service Transponders, allow Customer to inspect the work in progress at reasonable times and upon reasonable notice, and allow Customer to be present during pre-commercial service testing for which PanAmSat also has access. It is understood, in this regard, that the


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

implementation of this paragraph is intended to be implemented at a cooperative level largely between the respective engineers of the parties and that formal notice of events or information will not be required.

                  This Section 14.2 does not apply to PAS-3 and has already been implemented for PAS-6.

ARTICLE 15.  MISCELLANEOUS.

         15.1 Applicable Law And Entire Agreement. This Agreement shall be interpreted according to the laws of the State of New York, U.S.A. Subject to the following sentence, the parties agree that the appropriate and exclusive forum for any disputes arising under this agreement shall be the United States District Court for the Southern District of New York. Each party consents to the jurisdiction of this court, but, if that court determines it lacks jurisdiction, consents to the jurisdiction of the State courts of New York. The parties agree to waive any or all rights they may have to a jury trial with respect to disputes arising under this Agreement. Each party agrees that service of process in any action or proceeding shall be deemed sufficient if mailed, first class, postage prepaid, to the other at the address set forth in Section 15.5(b), as the same may be changed in accordance with that Section. This Agreement may not be amended or modified in any way, and none of its provisions may be waived, except by a prior writing signed by an authorized officer of each party.

         15.2 Severability; Reconstitution. Nothing contained in this Agreement shall be construed so as to require the commission of any act contrary to law. In the event that the transactions set forth in this Agreement are challenged before a court or regulatory body of competent jurisdiction by other persons or entities not parties hereto, PanAmSat and Customer agree that each will use its all reasonable efforts before such court or regulatory body to support the continuing operation of this Agreement by its terms. If any provision of this Agreement shall be invalid or unenforceable, the provisions of this Agreement so affected shall be curtailed and limited only to the extent necessary to permit compliance with the minimum legal requirements; provided that if the effect is such so that the economic relationships or benefits and burdens contemplated under the Agreement are substantially affected, the parties shall seek and use all reasonable efforts to reconstitute this


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

Agreement so as best possible to restore to each party to the economic position contemplated in this Agreement.

         15.3 No Third Party Beneficiary. The provisions of this Agreement are for the benefit only of Customer and PanAmSat, and, except as provided under Sections 10.2, 10.3 and 17.1, no third party may seek to enforce or benefit from these provisions, except that both parties acknowledge and agree that the provisions of Sections 9.2 and 9.3 are intended for the benefit of the PanAmSat Group. Any member of the PanAmSat Group shall have the right to enforce, as a third party beneficiary, the provisions of Sections 9.2 and 9.3 either by (a) an action brought solely by itself, or (b) joining PanAmSat, or other members of the PanAmSat Group in bringing an action against Customer for violation of Sections 9.2 or 9.3. The foregoing notwithstanding, both parties acknowledge and agree that the non-interference requirements of Section 4.1, with respect to PAS-3, are intended for the benefit of both PanAmSat and all other Protected Parties on PAS-3, except that no Protected Party who has the right to uplink to a Satellite shall be entitled to third party beneficiary rights to enforce
Section 4.1 against Customer, unless the agreement giving such other Protected Party the right to uplink to a Satellite also gives Customer comparable third party beneficiary rights against it. Any other Protected Party shall have the right, as a third party beneficiary (a) to enforce the non-interference requirements of Section 4.1, against Customer directly, in an action brought solely by itself, or (b) to join with PanAmSat or any other Protected Parties in bringing an action against Customer for violation of the non-interference requirements of Section 4.1.

         15.4 Non-Waiver of Breach. Either party may specifically waive any breach of this Agreement by the other party, provided that no such waiver shall be binding or effective unless in writing and no such waiver shall constitute a continuing waiver of similar or other breaches. A waiving party may at any time, upon notice given in writing to the breaching party, direct future compliance with the waived term or terms of this Agreement, in which event the breaching party shall comply as directed from such time forward.

         15.5 Notices.

                  (a) Telephone Notices. For the purpose of receiving notices from PanAmSat regarding preemption, interference or other technical problems,


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

including with respect to Transponder failure and restoration, Customer shall maintain at each earth station transmitting signals to the Satellite(s) a telephone that is continuously staffed at all times during which customer is transmitting signals to the Satellite(s) and an automatic facsimile machine in operation and capable of receiving messages from PanAmSat at all times. THOSE PERSONS STAFFING THE EARTH STATION, FOR THE PURPOSES OF RECEIVING SUCH MESSAGES FROM PANAMSAT, MUST HAVE THE TECHNICAL CAPABILITY AND ABSOLUTE AUTHORITY IMMEDIATELY TO TERMINATE OR MODIFY THE TRANSMISSION IF NOTIFIED BY PANAMSAT. PanAmSat shall also maintain a telephone that is continuously staffed for the purposes of receiving notices regarding the matters identified in the first sentence of this Section 15.5(a). All such notices shall be made in English and shall be effective upon the placement of a telephone call from one party to the other. Each party shall promptly confirm all telephone notices that may be given under this Agreement in writing in accordance with Section 15.5(b) below. Any unsuccessful efforts to reach a party by telephone shall be followed by telecopy and telephone calls to other contact points, e.g., the corporate headquarters of the other party, that said party may have provided the notifying party.

                  (b) General Notices. All notices and other communications from either party to the other, except as otherwise stated in this Agreement, shall be in English writing and, shall be deemed received upon actual delivery or completed facsimile addressed to the other party as follows:

To PanAmSat if by recognized courier        PanAmSat International Systems, Inc.
service or by personal delivery to          One Pickwick Plaza
its principal place of                      Greenwich, Connecticut 06830
business:                                   Attention:  General Counsel

To PanAmSat if by facsimile:                203-622-9163
                                            Attention:  General Counsel

With a copy to:

If by recognized courier service or         Goldberg, Godles, Wiener & Wright
by personal delivery to its principal       1229 Nineteenth Street, N.W.
place of business:                          Washington, D.C. 20036
                                            Attention:  Henry Goldberg

If by facsimile:                            202-429-4912
                                            Attention:  Henry Goldberg

To Customer if by recognized courier        Sky Multi-Country Partners
service or by personal delivery to its      c/o Sky Latin America
principal place of                          14750 NW 77th Court, Suite 220
business:                                   Miami Lakes, Florida  33016

To Customer if by facsimile:                305-816-5111
                                            Attention:  President


With a copy to:

If by recognized courier service or by      The News Corporation Limited
personal delivery to its principal          1211 Avenue of the Americas
place of business:                          New York, New York  10036
                                            Attention: Group General Counsel

If by facsimile:                            212-852-7147

                                                         and

                                            The News Corporation/Sky
                                              Latin America
                                            10201 West Pico Boulevard
                                            Los Angeles, California  90035

If by facsimile:                            310-369-3742
                                            Attention: Executive Vice President,
                                                       Business Affairs

                                                          and

If by facsimile:                            310-369-3595
                                            Attention: Executive Vice
                                                       President, Legal Affairs



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

                                                          and

                                            Globo Comunicacoes e Participacoes
                                            Ltda.
                                            A.V. Afranio De Mello Franco
                                            135 - 1 Andar
                                            Rio de Janeiro - RJ - Brasil
                                            CEP 22 430-060
                                            Attention: Ronaldo Mascarenhas

If by facsimile:                            011-55-21-529-7695

                                                          and

                                            Debevoise & Plimpton
                                            875 Third Avenue
                                            New York, New York 10022
                                            Attention: Michael J. Gillespie

If by facsimile:                            212-909-6836

                                                          and

                                            Televisa International LLC
                                            201 South Biscayne Blvd.
                                            Miami, Florida  33131
                                            Attention: General Counsel

If by facsimile:                            305-377-8129

                                                          and

                                            Tele-Communications
                                            International, Inc.
                                            5619 DTC Parkway
                                            Englewood, Colorado  80111

If by facsimile:                            303-267-5651
                                            Attention: President

                                                          and

If by facsimile:                            303-488-3207
                                            Attention: General Counsel



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

                                                          and

                                            Grupo Televisa S.A.
                                            Avenida Vasco de Quiroga #2000
                                            3er Piso, Colonia Sante Fe
                                            Mexico, D.F.  01210
                                            Attention: Chief Financial Officer

If by facsimile:                            (525)-261-2044

                                                          and

                                            Norman P. Leventhal
                                            Leventhal Senter & Lerman
                                            2000 K Street, NW, Suite 600
                                            Washington, DC 20006


If by facsimile:                            (202)-293-7783


Each party will advise the other of any change in the address, designated representative or telephone or facsimile number.

         For the avoidance of doubt, notices and certifications given by either party to the other while relevant to the timing of further action by the notified party shall not be deemed in and of themselves to establish the fact stated in the notice. So, for example, under Section 5.3, the fact that Customer notifies PanAmSat that a Transponder does not meet the Service Specifications and/or that PanAmSat notifies Customer that a Transponder has been restored to its Service Specifications shall not be deemed conclusive evidence, in and of itself, of failure and/or restoration. Each party shall timely notify the other if said party believes that any such notice is inaccurate.

         15.6 Headings. The descriptive headings of the Articles and sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

         15.7 Documents. Each party agrees to execute, and, if necessary, to file with the appropriate governmental entities and international organizations, such documents as the other party shall reasonably request in order to carry out the purposes of this Agreement.

         15.8 Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute but one and the same instrument.

         15.9 Absence of Partnership. The relationship among the parties shall not be that of partners and nothing in this Agreement shall be construed to create a partnership between such parties.

ARTICLE 16.  SUCCESSOR OR COLLOCATED SATELLITES.

         16.1     Successor or Collocated Satellite.

                  (a)      PanAmSat Elects to Launch.

                           (i) In the event that PanAmSat, or a PanAmSat Company
(collectively referred to as "PanAmSat" for purposes of this Section 16.1) determines to launch a new "Collocated Satellite" or a "Successor Satellite" (each as defined herein) during the Term hereof or during the survival period specified in clause (f) below, with Ku-band transponders covering [******* ********] the [*********************] as the Service Transponders over the Territory that are [***********************] to or [***************************]
from the PAS-6 or PAS-6B Service Transponders ("South American Ku-Band Transponders"), PanAmSat shall give Customer the right to [************] or enter into a [***************************] with respect to, at Customer's election, some or all (but in no event less than the lesser of (A) [**********] and (B) an amount equal to [*********] of the [******] Ku-band [***********] on such satellite, a [*********************] of the South American Ku-Band Transponders or [**********************] on such Collocated and/or Successor Satellite at a price to be negotiated but not to [***************** *************] as determined below, and on other terms and conditions to be negotiated in good faith, but which shall be [**********************], in relevant part, to this Agreement, [**********] as appropriate to reflect [********] in [*******], whether payment is [******************] changes in
[************] and [****************************************************] and
other [************] in circumstances that reasonably require [***************] in, or [***********] from, the terms and conditions stated herein. The negotiation period for each Collocated or Successor Satellite shall be for [***************] during which time each party agrees to negotiate in good faith exclusively with the other party (i.e., PanAmSat with respect to the South American Ku-band Transponders subject to negotiation and Customer and the Customer Companies


[***] Filed separately with the Commission pursuant to a request for confidential treatment.


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

with respect to transponder capacity to be used for the provision of DTH Service to the Territory).

                           (ii) During the [****************] negotiating
period: (A) if the Transponders on the Collocated or Successor Satellite are comparable (in terms of power and coverage) to the PAS-6 Transponders, PanAmSat agrees to [*******] Customer an end of life service contract with service fees for a [*********************] on the applicable satellite that shall, subject to the qualifications stated below, be [*******************************************
*************************************************************************] per
month per Transponder increased for [*************] by a [***************] equal to the increase in the [***] (as defined below) from the Service Date of the PAS-6 Service Transponders to the month and year of the Service Date of the applicable Successor or Collocated Satellite (with adjustment as necessary to reflect the change in the [***] from the time of the negotiation to the Service Date of such Successor or Collocated Satellite), or (B) if the Transponders on the Collocated or Successor Satellite are comparable (in terms of power and coverage) to the PAS-6B Transponders, PanAmSat agrees to offer Customer an end of life service contract with service fees for a Bulk Acquisition on the applicable satellite that shall, subject to the qualifications stated below, be [*****************************************************************************
********************************************************] per month per
Transponder increased for [***************] by a percentage equal to the increase in the [***] (as defined below) from the Service Date of the PAS-6B Service Transponders to the month and year of the Service Date of the applicable Successor or Collocated Satellite (with adjustment as necessary to reflect the change in the [***] from the time of the negotiation to the Service Date of such Successor or Collocated Satellite). The [***] means the [******************* *****] now known as the [*******************************************************
***************] for [***************************************************] for
[**************************] If such [***] shall be discontinued, the foregoing calculations shall be made using a reasonably equivalent successor or comparable measure of [**************] in the [************] in the United States as reasonably determined by PanAmSat. The price per Transponder as determined under this clause (ii), modified, if applicable, under clause (iii) below, is referred to in this Agreement as the [******************]

                           (iii) The foregoing notwithstanding, PanAmSat shall
be permitted to [************] the service fees above that stated above with respect to the [****] to reflect any extraordinary and substantial increase in its [******] and [*********] in


[***] Filed separately with the Commission pursuant to a request for confidential treatment.


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

[**************************************] and [**************************] and
[*************] a Successor or Collocated Satellite relative to such costs of the [*******] or PAS-6B [********] (as applicable in clause (ii) above), including increases in [******************] or the need to purchase [*****************] increases in launch [*************] rates in excess of
[****] of the [***********] value (unless the [*********************] of launch
[*************] is less than [*****************] to [**************************
****************] because the [**************] are [**********] or other extraordinary factors the failure to take into account of which would frustrate the intent of this [********************] which is to [********************]
that allows PanAmSat to earn a [********************************************]
PanAmSat shall also be permitted to [*****************] to reflect any [******************************] that result from [**************] a satellite above and beyond the [*****************************] of PAS-6 or PAS-6B, as
applicable, adjusted to reflect then [*****************] technological standards.

                           (iv) The [*******************] negotiating period may
be initiated by either party on notice to the other at any time within the time period set forth below. Each negotiation period (per Collocated or Successor Satellite) shall not begin earlier than the date on which both of the following conditions have been satisfied: (A) PanAmSat notifies Customer of, or publicly announces, a [****************] to launch a Collocated or Successor Satellite; and (B) [*************] prior to the proposed launch of the Collocated or Successor Satellite. Each negotiation period shall not commence, if at all later than [*************] prior to the date that the applicable Collocated or Successor Satellite is scheduled to be launched. If negotiations are not initiated by such date or successfully concluded with a binding purchase or service agreement within the [**************] negotiation period, unless Customer has given PanAmSat a "Customer's Offer" (as defined below), neither party shall have any further obligation pursuant to this Section 16.1. The conclusion or failure to conclude such an agreement for a transponder or transponders on a Collocated or Successor Satellite shall not otherwise affect the parties' obligations hereunder.

                           (v) At any time prior to the end of the applicable
negotiation period specified above, Customer shall have the right to make to PanAmSat Customer's [*********************] ("Customer's Offer") of the [********] and other [***********] terms and conditions (sufficiently detailed, if accepted, to form a binding contract) on which it is willing to [************] or enter into an [*******************************] for a
[********] number of South American Ku-band Transponders on the applicable Collocated or Successor Satellite.


[***] Filed separately with the Commission pursuant to a request for confidential treatment.


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

                           (vi) If Customer makes the Customer's Offer, for as
long as it is held open (i.e., that it may be accepted by PanAmSat without Customer's subsequent right to withdraw it), until [***************] after the launch of the Collocated or Successor Satellite, PanAmSat will not, without [*******] offering the Customer the [**************] to do so, and for a period of [**********************] following notice of such offer to Customer, enter into a [*************] or [**********************************************] for
the [***********************] South American Ku-band Transponders on the same Satellite than stated in Customer's Offer that, overall, taking into account the price (which, for purposes of comparison, will be calculated on a [********** ******************************************] by PanAmSat, but notified to
Customer so that Customer may make an [******************] in its offer to reflect this [*******************] and [**********] terms and conditions (but not [****************] individual terms and conditions) are [********* **********************] to PanAmSat than, Customer's Offer.

                  (b) Related Collocated Satellite Rights. PanAmSat shall notify Customer of any determination by PanAmSat to launch a Collocated Satellite, even if the Satellite will [***] have [**********] transponders that fall within the definition of clause(a)(i) above for which Customer's rights under this Article 16 apply, if the [*******] of the [****] would [**********] the [****] of the
[*************************] on the Collocated Satellite for the provision of Service to Customer for use in the Territory on a future Collocated Satellite. (For the avoidance of doubt, in no event shall PanAmSat be permitted to launch a Collocated Satellite which uses frequencies that would [**********] with the Service Transponders so as to [***********] their meeting their [***********] Specifications.) Before committing to such a Collocated Satellite that would [***********] the use of such [*************************************] by
Customer in the Territory, other than pursuant to an obligation under the [******************] PanAmSat shall give Customer the opportunity to exercise its rights, if still extant, under clause (c) below to require PanAmSat to launch a Collocated Satellite, subject to applicable [***************], and [***************************] employing such [**********************] with
Ku-band [**************] for use in the Territory. Customer shall have until the later of: (i) [******************] from PanAmSat's notice to Customer, or (ii) until the [**************************] specified below, to exercise such rights.

                           Customer shall not be required to make any decision
regarding [****************************************************************]
either under this clause (b) or clause (a) above [**************************** *************] as to any [**************************]


[***] Filed separately with the Commission pursuant to a request for confidential treatment.


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

that is [********************************************************************
************************] unless in either case PanAmSat is required by [***********] to proceed with the [*****************] of a
[********************] under the [*******************] (the "Decision Period").
In addition, PanAmSat will not require Customer to make a decision whether [*******************************************************************************
***************] (and the "Decision Period" will be so extended), unless either
(i) PanAmSat was [**********************] by [**********], as provided above, or (ii) PanAmSat [******************************] to [**************************
**********] that it acquires on a Collocated Satellite to any third party for any lawful purpose, subject to Customer's ultimate obligations therefore, consistent with Section 10.6 of this Agreement (i.e., an [********************** *****************] the [***********************************************] without the consent of the other party).

                           Accordingly, by way of example, unless PanAmSat was
[**************************************************************************
*********] if PanAmSat notifies Customer in [******************] of PanAmSat's [********************] a [*******************] either with [**********
***********************************] or [***************************]
Transponders that would have a [********************************
*******************************************] to have South American Ku-band
Transponders, Customer [*******************************] whether to
[**************] an agreement to [****************] on such Satellite or
[***********************] of a Satellite employing such frequencies for [**********************************] Transponders until [*************
*********] such [*******************] could not be placed into [**********
************************************] unless Customer's right to so decide is extended until [**********************] and, unless PanAmSat allows Customer the right specified above to [************************] Customer will have until [*******************] to make a decision, effectively [***************] PanAmSat from committing to any [***************] of such [*****************************]

                           The foregoing notwithstanding, if Customer requests
PanAmSat to provide [******************************] under Section 1.8(b)(i)(B)
above, Customer shall [******] to have the right to [*******] a decision to [*************] from a [*************************] Informal discussions or exchange of correspondence by the parties regarding the possibility of a [***********************] including (without limitation), consultation under clause (d) below, that does not clearly state that it is intended as a notice under this clause or a request under Section 1.8(b)(i)(B) shall not be deemed to give rise to rights under this or related provisions.


[***] Filed separately with the Commission pursuant to a request for confidential treatment.


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

                  (c) PanAmSat Obligated to Launch. Customer may
[*******************] to [***********************] with the
[***********************] and [***************] of a [******************]
and/or, a Successor Satellite under the following circumstances:

                           (i) The obligation may be applied only to the
[**************************] for [*********************************
****************] and, if Customer agrees to [*******************] on a
[*******************************************] of the Service Date of [***
******************************************************************************]
each with at least twelve "South American Ku-band Transponders," meeting the criteria set forth in clause (a) above;

                           (ii) Customer shall use all reasonable efforts to
[**************] exercise of rights under this Section 16.1 with the [*****************************] by [*********] under the [***********
***********] so that the same [*********************] may be used to satisfy the needs of each entity, but placement into service of such Satellite shall not be unreasonably delayed to accommodate such coordination;

                           (iii) Customer must [***********************] or
enter into [*********] of [*******************] for at [*******************]
Ku-band transponders on each satellite that PanAmSat is required to cause to be [*******************************************] provided that PanAmSat may
[**********] Customer to [*********************] Ku-band transponders if
Customer is otherwise unwilling to do so, but only if PanAmSat grants Customer the right to assign to any third party for any lawful purpose the number of transponders above [***] ("Extra Transponders") that Customer is required to take (subject to Customer's ultimate obligations as under Section 10.6) and PanAmSat agrees to use reasonable efforts to assist Customer in assigning its rights to such capacity;

                           (iv) Except under circumstances in which Customer is
acting in response to a notice given to it by PanAmSat under clause (b) of this
Section 16.1 of PanAmSat's intention to launch a Collocated Satellite, all or substantially all of the [*************] provided to it under this Agreement must be [****************] Customer's DTH Service and, at the time that such required Satellite is placed in service, all [***************] provided under this Agreement, with the exception of any Extra Transponders that Customer may be [************************] under the previous clause (iii), may only be [***********] the [************] of DTH Service;


[***] Filed separately with the Commission pursuant to a request for confidential treatment.


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                           (v) PanAmSat shall not be obligated to proceed with
[*****************] until all [*************************************] or other
[**************************************] and [*************************
****************] have been obtained or resolved. PanAmSat shall use all reasonable efforts to obtain [********************************************] and to resolve such other issues, provided that PanAmSat will use efforts in respect of Customer's [************] at least as great as it has used or uses during the [***************] period for other capacity. If permitted by law, PanAmSat will go forward in advance of such resolution if Customer [*******] for and [*******] the [***********] (e.g., [*********] and [**********************] of proceeding along such a course);

                           (vi) PanAmSat may [*********] Customer to [****], as
and [******************] the date that [**********************] are due,
[**************] PanAmSat's [******] in [*****************] and [*************]
the Satellite (including, without limitation, the [********] of [************ ****************************************] or other [****************] and launch
[***************] In such event, PanAmSat shall [*********] such [**********
********************] against the [*****************] otherwise due for the
Collocated or Successor Satellite [**************************] at a rate of [******************] per annum;

                           (vii) If Customer requires PanAmSat to proceed with
the construction, launch and operation of a Successor or Collocated Satellite, the purchase price or service fees for transponders on such satellite, unless otherwise agreed, shall be set in accordance with the [*******************] established under Section 16.1(a) above. Other terms of the agreement to [******************************] shall be negotiated between the parties in good faith, shall be [**********************] in relevant part, to this Agreement, [************] as appropriate to [**************************] whether
[*******************************************************************************
****************************] and other [***************] in circumstances that reasonably require [*******************************************************
**********] herein; and

                           (viii) If Customer exercises its rights under this
Section 16.1(c) to require the construction of a Successor Satellite, it shall do so sufficiently in advance so that, as applicable: (A) a Successor Satellite for PAS-6 can be scheduled to be available (subject to the conditions stated herein, at Customer's election) either [****************************************
*****************] of PAS-6 (an "Early Successor Satellite") or, provided that the termination right specified in [****************] above is not exercised and provided that NetSat has not agreed to acquire capacity on


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

an "Early Successor Satellite," by such time that the underlying satellite is to be taken out of service in accordance with [**************] above, and (B) a Successor Satellite for PAS-6B can be scheduled to be available no earlier than the [****************************] and no later than the date that the Satellite would otherwise be scheduled to be taken out of service under [**************] (it being understood that PanAmSat may in its discretion, also elect itself to proceed with a Successor Satellite scheduled to be available at any time during this period), and (C) a Successor Satellite for a Collocated Satellite, if any, can be scheduled to be available by the time that such Collocated Satellite is to be taken out of service (or by such other period as the parties may negotiate in connection with any underlying agreement for the provision of service from such a Collocated Satellite).

                  (d) Consultation. PanAmSat will consult with Customer on the planning and design of Successor and Collocated Satellites (including, without limitation, the Ku-band transponders, [**************] etc.) intended for [*******************************************] it being understood that
[****************************] (e.g., [**********************] that
[*************] may be [*************] to Customer at [************] and beyond the [****************] stated in clause 16.1(a)(ii) above, if applicable.

                  (e) Condition of [***************] Customer shall cease to have any rights under this Article 16 if there is any [************************************] unless a [******************
*************] of Customer remains with the [*********************] who, as of the Execution Date, held a majority of the voting equity of the Customer. (If TINTA elects to be deemed a Founding Partner under Section 18.4, it shall be deemed a Founding Partner for the purposes of the preceding sentence.) Customer shall [*********************] under clause (c) above if Customer [*********] to have any [***************] under Section 1.8(a)(ii)(B). If Customer [**********]
to have obligations under Section 1.8(a)(ii)(B), other than by pursuant to clause 1.8(b)(ii), Customer shall [**********] to have any further rights under this Section 16.1 vis-a-vis Collocated Satellites other than with respect to [**************************************] that may be already subject to a
[********************************] between PanAmSat and Customer at that time.

                  (f) Survival. The termination of this Agreement under Section
7.4 or, if the number of Service Transponders (on the Primary Satellite and, if applicable, PAS-3 Transponders that are retained by Customer under either
Section 2.2(g) or Section 2.2(h)) that meet their Service Specifications [***************


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*****], under Section 7.3, shall not [*************] the parties [*********
************] under Section 16.1, until such time, if it has not already done so, as PanAmSat makes available to Customer for [**************] or [*****************] a Collocated or Successor Satellite (including, without limitation, an "Early Successor Satellite"). If Customer then enters into a [*******************] agreement, the [***************************************]
of this Section 16.1 shall be [*************************************] in that agreement, provided that in [**] right shall such rights [***********] beyond [*******************] At such time as such [********************] agreement is entered or at the [********************] "Negotiation Period" (as defined in Section 16.1) without such a [***********************] agreement being entered (except for the operation of Section 16.1(a)(vi) as to the satellite that had been under negotiation, if a Customer's Offer was made), this Section 16.1 shall [*********************]

                  (g) Definitions. For purposes of this Agreement, the term "Successor Satellite" shall mean any satellite containing [********************] that PanAmSat launches or causes to be launched to replace the Primary Satellite (or, if Customer makes a [*******************] of [**************] on a
[**************************] to [*********] such [************************] at its presently assigned location or at such [************************ ************] to which the FCC may authorize the Primary Satellite to be moved, or, to the extent that this Section 16.1 survives the termination of this Agreement under clause (e) above, the [**************************] of the Primary Satellite from which Customer [************************] provided under this Agreement. For purposes of this Section 16.1, the term "Collocated Satellite" shall mean any new Satellite (i.e., [****] one that has [*****************] launched as of the date of this Agreement), other than successor satellite(s) to previously launched satellites, containing Ku-band capacity that PanAmSat launches or causes to be launched to be in the [*************************] as the Primary Satellite while the Primary Satellite is still in [**********************], or, to the extent that this Section 16.1 survives the termination of this Agreement under clause (f) above, the [**************************] of the Primary Satellite from which Customer [****] the [************] provided under this Agreement. PAS-6B shall not be deemed to be a Successor Satellite or a Collocated Satellite to PAS-6.

                  (h) [***************************************] This Section
16.1 does [******************] to [********] or its successor satellite(s) or, unless there is no PAS-6B Service Date, [*********] nor shall the termination of this Agreement solely as it relates to[*************************************
********] have any [********] on this Section 16.1. Except as provided in clause
(f) above, this Section 16.1 shall [*********] to apply at such time that


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this Agreement is [*********************************************] Neither
PanAmSat nor Customer shall be required to make any decision or take any action under this Section 16.1 until after the end of the Interim Period.

ARTICLE 17.  GUARANTIES.

         17.1 The Guaranties. Each party's entry into this Agreement is expressly conditioned upon the contemporaneous execution and delivery to PanAmSat of the several guaranties of Globo, Televisa, TINTA, and News (the "Current Guarantors") in the form set out in Appendix L. If said Guaranties are not executed and delivered to PanAmSat on the date of this Agreement, this Agreement shall be null and void. PanAmSat agrees that, if the [********** ***************************************] Customer is [*************] PanAmSat
shall, subject to PanAmSat's prior written consent, not to be unreasonably withheld, conditioned or delayed, allow the [********************************* *******************] to reflect their interests by substituting for the [*****************************************] the guarantees of [**************
***********************************] (so that [*********************
**************************************************] obligations of Customer under this Agreement), provided that the [**********************] are of [****************************************************************] (as of the
date hereof) and provide PanAmSat with their guaranties in the form set out in Appendix L. PanAmSat acknowledges and agrees that the guarantors under this
Section 17.1 are third party beneficiaries of the provisions of this Section
17.1 regarding adjustments to guaranteed amounts and are entitled to enforce said provisions directly against PanAmSat.

ARTICLE 18.       OPTIONAL RIGHTS.

         18.1 [*********] Option. PanAmSat has entered into an agreement with [*****************************************************************************
*********] at a price of [*********************] to secure [***********
***********] for a [******************] Satellite to have [***********
************] configuration and performance as [***********] which Hughes would then agree (subject to provisions regarding unanticipated delays) to make available in time for [***********] within [***************] of ordered completion, but not earlier than [******************] provided that the order for completion may not be made later than [******************** ******************] after the [**********************]


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                  Customer and [**********] are evaluating whether to commit to a [**********] in the event of a [********************************] Not later than [******************] Customer [*************************] shall notify
PanAmSat whether they desire to pursue a [******************] in accordance with the first paragraph of this Section 18.1. In such event, the parties shall negotiate in good faith to reach an amendment to this Agreement to provide for such a [********************************************] such negotiations to be concluded, and an amendment executed (if at all) no later than [****** ************]

                  It being understood and agreed that certain material terms will have to be negotiated at the time, certain basic parameters of the contemplated [********] Amendment, if entered, are as follows:

                           (1) Customer [****************] would both commit to
take [**********************] transponder capacity from [*************
**********************************************] and would be required to exercise any available [***********************] as to [*************
*********************]

                           (2) Customer [******************] would continue to
be obligated to take capacity from PAS-6 (and, if applicable, PAS-3) [*************************] and in the event that [*****************************
******************************************************] or if the [***********]
program is otherwise terminated (e.g., for delay -- the conditions of such termination to be negotiated), the Agreement as to PAS-6 (and, if applicable, PAS-3) [*******************]

                           (3) Upon the execution of the [***********]
Amendment, PanAmSat shall order the [********************] from [*********], subject to item (4), at [**********************] If [********************
*******************] PanAmSat would then order [***********] to be completed and launched, again subject to item (4), at [***************]

                           (4) Once this Agreement is amended as to [******
********] if Customer terminates this Agreement as to PAS-6B [**************] Customer [********* ******************] shall be [******************
*********************************************************] subject to any available [****************] from [********]. Further, if PanAmSat orders [**********] to complete PAS-6C [**********************************] any pre-launch termination by Customer [*************] of PAS-6C (under conditions to be negotiated) shall be subject to their [******************** ***************] of its [*******************************************************
**********]


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

                  It is understood and agreed that if the parties are unable to reach agreement on a [***********] Amendment, this Agreement shall continue in full force and effect. Further, in no circumstances will PanAmSat be required to commit to [*************************************************] if Customer and
[*********] are not also so committed.

                  Without limiting the above, it is understood that PanAmSat is also exploring other potential [*************] satellite options in this event. If presented by PanAmSat, Customer agrees in good faith to consider such alternate proposal(s).

         18.2 [************] Option. Not later than sixty (60) days from the Execution Date of this Agreement, Customer may elect on notice to PanAmSat (the [*****************************]) to [***********] this Agreement, as it would apply on and after the PAS-6B Service Date, to [***************************
********************************************************************************
********************************************************] In such event, effective on the PAS-6B Service Date (and, for avoidance of doubt, only if the occurrence of the PAS-6B Service Date is not deemed negated under Section 2.2(f)), this Agreement shall be deemed amended, without further action of the parties, into the form of agreement that is set forth in Appendix N hereto.

         If the [*****************************] is exercised, PanAmSat shall also permit Customer to [*******************************************************
*************************************************]

                  [*************************************************************
********************************************************************************
*********************************************************************]

                  [*************************************************************
********************************************************************************
********************************************************************************
*****]

                  [*************************************************************
*******************************************************************************]

         [**********************************************************************
********************************************************************************
*************************************


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********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
**********************************************************************]

         [*******************************]

                  [*************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
****************************************************]


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                  [*************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
*************************************************************]

         [**********************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
**************************************************]

         18.4 TINTA Option. TINTA may elect, on notice to PanAmSat, to be given no later than the date that is sixty (60) days after the Execution Date, to be deemed a Founding Partner, in which event TINTA shall also be deemed to be a Customer Company. If TINTA does not exercise this option, it will not be deemed a Founding Partner and it will only be deemed to be a Customer Company if (and for so long as)


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 it has a voting equity in Customer that is higher than ten percent (10%), it being understood that, as of the Execution Date, TINTA's interest is exactly ten percent (10%). For the avoidance of doubt, by operation of Section 1.4(c) of this Agreement, if TINTA becomes a Customer Company, its "Affiliates" shall also be deemed Customer Companies.

ARTICLE 19.        INDEX TO DEFINED TERMS.

         For ease of reference, there follows a list of defined terms, which identifies the place in this Agreement where each such term is defined:

Defined Term                                           Defined At:

[**********]                                           3.2(b)
Additional Facilities Costs                            1.6(c)
Additional Transponders                                3.2(c)
Affiliate                                              1.4(b)
Agreement                                              Preamble
Approved Companies                                     1.4(b)
Approved Participating Companies                       1.4(b)
[**********]                                           3.1
[************************************************]     3.2(a)
Beam                                                   Preamble
Brazil Agreement                                       Preamble
[******************]                                   16.1(a)(i)
[**************]                                       16.1(a)(ii)
Catastrophic Failure                                   7.1(B)(i)
Collateral Documents                                   10.2(a)
[**********************]                               16.1(g)
Comparable Beam                                        2.2(h)
Condition Subsequent to PAS-6B Service Rate            Preamble
Confirmed Basis                                        5.3
Control                                                1.4(b)
[***]                                                  1.1(a)(ii)
Current Guarantors                                     17.1
Customer Company                                       1.4(c)
Customer                                               Preamble
Customer's DTH Service                                 1.4(b)
Customer's Offer                                       16.1(a)(v)
Customer-Provided Facilities                           4.2
Decision Period                                        16.1(b)
[***************]                                      3.2(c)
Deposit                                                3.1
Disclosure Schedule                                    12.4


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DTH Service                                            1.4(a)
Dual Illumination Period                               5.4(c)
[**************************]                           16.1(c)(viii)
[**]                                                   3.2(a)
[*******************]                                  1.6(c)
Execution Date                                         Preamble
Extra Transponders                                     16.1(c)(iii)
[*************]                                        3.2(a)
Founding Partner in Competition                        1.8(d)
Founding Partners                                      1.4(b)
[******] Transponders                                  5.4
Globo                                                  Preamble
Home Page Transponder(s)                               2.2(c)
Hughes Force Majeure                                   7.1B(ii)
Hughes                                                 Preamble
Indemnitee                                             9.6
Indemnitor                                             9.6
Intervening Negotiations                               18.3(b)
Ku-band                                                1.4(a)
[*****************]                                    18.3(b)
Latest Anticipated Service Date                        2.2(e)
Launch Failure                                         7.2
Letter Agreement                                       Preamble
Limiting Negotiations                                  18.3(b)
[******************]                                   18.1
Loral                                                  Preamble
Mexico Agreement                                       Preamble
Mexico Platform                                        Preamble
Minimum Complement                                     2.2(e)
[*************************]                            1.6(a)
[******************]                                   2.2(b)(i)
[*********************************]                    3.2(b)
Monthly Service Fee                                    3.1
Negotiation Period                                     16.1(f)
NetSat                                                 Preamble
News                                                   Preamble
Non-DTH Outlets                                        1.4(b)
Non-DTH Transponder                                    1.4(c)
Northern Part of the Continent                         1.4(a)
Operational Requirements                               4.1
Option                                                 18.3(a)
Other Satellite                                        5.4(B)
PanAmSat Company                                       1.8(a)(i)
PanAmSat Group                                         9.3
PanAmSat                                               Preamble
PAS-3 [***********] Option                             2.2(h)


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PAS-3                                                  Preamble
PAS-3 Service Date                                     2.1
PAS-5                                                  Preamble
PAS-6                                                  Preamble
PAS-6 Service Date                                     2.2(a)
[****************************]                         18.2
PAS-6B                                                 Preamble
[*********************]                                18.1
Payment Force Majeure                                  7.5A
[********]                                             2.2(a)
[********]                                             2.2(b)
[********]                                             2.2(h)
Primary Satellite                                      Preamble
[*******************************]                      1.8(a)(i)(A)
programming                                            1.4(a)
Protected Parties                                      5.3
[*********]                                            3.2(b)
[**********]                                           18.3(a)
[*******************]                                  18.3(a)
Repayment Period                                       18.2
[*****************]                                    2.2(b)(iii)(A)
Retained SSA Transponder                               2.2(b)(iv)
Satellite                                              Preamble
[***********************]                              3.2(c)
Security Interests                                     10.2(a)
Service Date                                           2.1
Service Fee                                            3.1
Service                                                Preamble
Service Specifications                                 2.2(e)
Service Term                                           2.1
Service Transponders                                   Preamble
simultaneous                                           5.3
South American Ku-Band Transponders                    16.1(a)(i)
Southern Part of the Continent                         1.4(a)
Spare Equipment                                        5.3
[***************]                                      2.2(b)(iv)
Substitute Capacity                                    5.3
[******************]                                   16.1(g)
Taxes                                                  3.5
Televisa                                               Preamble
Term                                                   2.1
Termination Payment(s)                                 7.5
Territory                                              1.4(a)
Time for Early Replacement                             7.4(f)
TINTA                                                  1.4(b)
Transaction Costs                                      1.6(c)


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transmissions                                          1.4(a)
Transponder                                            Preamble
Trustee                                                10.2(a)
TWTAs                                                  5.3
[**********************]                               3.2(d)

Defined terms include plural or singular versions and derivatives therefrom (e.g., "Control," "Controlling").


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

         Each of the parties has duly executed and delivered this Agreement as of the day and year first written above.


Notarized:                             PANAMSAT INTERNATIONAL
                                         SYSTEMS, INC.


                                       By:
                                       Name:
                                       Title:







                                       SKY MULTI-COUNTRY PARTNERS


Notarized:                             By:      SESLA, INC., a General Partner



                                       By:
                                       Name:
                                       Title:







Notarized:                             By:      DTH USA, INC., a General Partner




                                       By:
                                       Name:
                                       Title:


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

Notarized:                             By:      TELEVISA MCOP HOLDINGS, INC.,
                                                  a General Partner



                                       By:
                                       Name:
                                       Title:








Notarized:                             By:      TCI MULTICOUNTRY DTH, INC.,
                                                  a General Partner



                                       By:
                                       Name:
                                       Title:

                              LIST OF APPENDICES


A.       Service Transponders

B.       Satellite Description and Spare Equipment*

C.       Service Specifications*

D.       Operational Requirements*

E.       Intentionally Deleted

F.       Intentionally Deleted

G.       Disclosure Schedule

H.       Sample Calculations

I.       Approved Companies

J.       Intentionally Deleted

K.       Intentionally Deleted

L.       Form of Guaranty

M.       Form of Transmission Plan

N.       [****************************************]



*   Three versions each are supplied:  one for each of PAS-3, PAS-6 and PAS-6B.


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